As filed with the Securities and Exchange Commission on November 18, 2015
Registration No.333-148723
Registration No.811-22172

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. (143)	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No. (144)	[X]

WORLD FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

8730 Stony Point Parkway, Suite 205, Richmond, VA 23235
(Address of Principal Executive Offices)

(804) 267-7400
(Registrant’s Telephone Number)

The Corporation Trust Co.
Corporation Trust Center, 1209 Orange St., Wilmington, DE 19801
(Name and Address of Agent for Service)

With Copy to:
John H. Lively
The Law Offices of John H. Lively & Associates, Inc.
A member firm of The 1940 Act Law GroupTM
11300 Tomahawk Creek Parkway, Suite 310
Leawood, KS 66211

Approximate Date of Proposed Public Offering:   As soon as practicable after the effective date of this filing.

It is proposed that this filing will become effective (check appropriate box):

[ ]	immediately upon filing pursuant to paragraph (b);
[ ]	on ____________ pursuant to paragraph (b);
[ ]	60 days after filing pursuant to paragraph (a)(1);
[ ]	on ________________ (date) pursuant to paragraph (a)(1);
[X]	75 days after filing pursuant to paragraph (a)(2); or
[ ]	on ____________ (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:

| | This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Title of Securities Being Registered: shares of beneficial interest.

Clifford Capital Partners Fund

Investor Class (CLFFX)
Institutional Class (CLIFX)

PROSPECTUS
February ____, 2016

This prospectus describes the Clifford Capital Partners Fund, a series of shares offered by World Funds Trust. A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio. The Fund is authorized to offer two classes of shares, both of which are offered by this prospectus.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities, nor has the Commission determined that this Prospectus is complete or accurate. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Summary Section	1

Investment Objective, Principal Investment Strategies, Related Risks, and Disclosure of Portfolio
Holdings	7

General Information	11

Shareholder Information	12

How to Buy and Sell Shares	14

Other Important Investment Information	19

Financial Highlights	23

Appendix - Adviser’s Prior Performance	24

How to Get More Information	27

Summary Section

Investment Objective

The Clifford Capital Partners Fund’s (the “Fund”) investment objective is long-term capital appreciation.

Fees and Expenses of the Fund

The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class

Redemption Fee (as a percentage of the amount redeemed on shares after holding them for 60 days or less)	2.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%	0.90%
Distribution and Service 12b-1 Fees	0.20%	0.00%
Other Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses	1.10%	0.90%

Expense Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years

Investor Class	$112	$350	$606	$1,340

Institutional Class	$92	$287	$498	$1,108

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended December 31, 2015, the Fund’s portfolio turnover rate was ______% of the average value of its portfolio.

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Principal Investment Strategies of the Fund

To achieve its investment objective, the Clifford Capital Partners Fund invests primarily in equity securities of companies of any size that Clifford Capital Partners, LLC (the “Adviser”), the Fund’s investment adviser, believes are trading at a discount, or “margin of safety”, to what they are worth at the time of purchase and have the potential for capital appreciation with acceptable downside risks. The Fund invests primarily in common stocks.

The Adviser expects to predominantly invest in securities that trade on U.S. stock exchanges, potentially including other investment companies (including exchange-traded funds (ETFs)) and American Depositary Receipts (“ADRs”) sponsored by companies based in foreign countries or emerging markets if the Adviser has found compelling opportunities.

In identifying securities to be held by the Fund, the Adviser will utilize an overall portfolio construction methodology guided by its C-Quad PhilosophyTM:

•	CORE – investments in high-quality companies with durable competitive advantages, which will represent 50-75% of the Fund’s portfolio

•	CONTRARIAN – opportunistic investments in companies with higher expected returns but lower business quality than elite Core firms. These holdings may represent 0-50% of the Fund’s portfolio

•	CASH – the Fund may hold cash if the Adviser determines that it is a better option than current investment opportunities. Cash may represent 0-25% of the Fund’s portfolio

•	CLIFFORD – the foundational reminder of a family member that gave the Adviser its start. Clifford represents the disciplined focus and care with which the Adviser manages the Fund

The Adviser uses a disciplined “bottom-up” selection process to attempt to identify equity securities of companies that appear to be selling at a discount, or “margin of safety”, relative to the Adviser’s assessment of their potential value. Such a “bottom-up” security selection process may include an evaluation of a company’s potential value using analysis techniques such as: normalized price multiples (including price to earnings, price to book value, and price to cash flow); estimated private market value; liquidation analysis; discounted cash flow analysis; and dividend discount models.

The Fund will normally hold between 25 and 35 securities. The Adviser believes that maintaining a relatively small number of portfolio holdings allows each security to have a meaningful impact on the portfolio’s results. The number of securities held by the Fund may occasionally differ from this range at times such as when the portfolio manager is accumulating new positions, phasing out and exiting positions, or responding to exceptional market conditions.

The Adviser typically performs an additional review for any stock that declines 20% from its original purchase, or a stock that has declined by 20% over any 30-day period. The Adviser may reduce or sell a Fund’s investment in a particular security if, in the opinion of the Adviser, a security’s fundamentals change substantially, its price appreciation leads to overvaluation in relation to the Adviser’s estimates of future earnings and cash flow growth, there are better opportunities with another security, or for other reasons.

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The Principal Risks of Investing in the Fund

Risks of Investing in Common Stocks.   Overall stock market risks may affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Risks of Small-Cap and Mid-Cap Securities.   Investing in the securities of small-cap and mid-cap companies generally involves substantially greater risk than investing in larger, more established companies.

Risks of Large-Cap Securities.   Prices of securities of larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize companies with smaller capitalizations.

Risks of Other Investment Companies / Exchange Traded Funds.   The Fund will incur higher and duplicative expenses when it invests in mutual funds, ETFs, and other investment companies. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds. When the Fund invests in an underlying mutual fund or ETF, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities comprising the underlying fund or index on which the ETF or index mutual fund is based and the value of the Fund’s investments will fluctuate in response to the performance and risks of the underlying investments or index. In addition to the brokerage costs associated with the Fund’s purchase and sale of the underlying funds, ETFs and mutual funds incur fees that are separate from those of the Fund. As a result, the Fund’s shareholders will indirectly bear a proportionate share of the operating expenses of the ETFs and mutual funds, in addition to Fund expenses. Because the Fund is not required to hold shares of underlying funds for any minimum period, it may be subject to, and may have to pay, short-term redemption fees imposed by the underlying funds. In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to traditional mutual funds: (i) the market price of an ETF’s shares may be above or below its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate; and (v) underlying ETF shares may be de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) temporarily stops stock trading.

Risks of Foreign Securities.   There may be less information about foreign companies in the form of reports and ratings than about U.S. issuers. Foreign issuers may not be subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. Foreign markets may not be as developed or efficient as those in the United States, and there is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States. Investments in foreign securities also subject the Fund to risks associated with fluctuations in currency values.

Risks of Emerging Markets Securities. To the extent that the Fund invests in issuers located in emerging markets, the foreign securities risk may be heightened.

Focused Investment Risk.   The Fund is a focused fund and generally holds stocks of between only 25 and 35 companies. Focused funds may invest a larger portion of their assets in the securities of a single issuer compared to a more diversified fund. Focusing investments in a small number of companies may subject the Fund to greater share price volatility and therefore a greater risk of loss because a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return. Economic, political or regulatory developments may have a greater impact on the value of the Fund’s portfolio than would be the case if the portfolio were diversified among more issuers, and events affecting a small

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number of companies may have a significant and potentially adverse impact on the performance of the Fund. In addition, investors may buy or sell substantial amounts of Fund shares in response to factors affecting or expected to affect a small number of companies, resulting in extreme inflows and outflows of cash into or out of the Fund. To the extent such inflows or outflows of cash cause the Fund’s cash position or cash requirements to exceed normal levels, management of the Fund’s portfolio may be negatively affected.

Management Style Risk.   Because the Fund invests primarily in value stocks (stocks that the Adviser believes are undervalued), the Fund’s performance may at times be better or worse than the performance of stock funds that focus on other types of stock strategies (e.g., growth stocks), or that have a broader investment style.

New Fund Risk. The Fund was recently formed. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences.

New Adviser Risk.   The portfolio manager of the Fund does not have prior experience managing a registered investment company and that lack of experience may raise the risk associated with an investment in the Fund.

Performance History

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the periods indicated compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.theworldfundstrust.com, www.cliffordcapfunds.com, or by calling toll-free xxx.xxx-xxxx.

On February ___, 2016, the Fund was reorganized from a series of Cottonwood Mutual Funds, a Delaware statutory trust (the “Predecessor Fund”), to a series of the World Funds Trust (the “Trust”), a Delaware statutory trust (the “Reorganization”).

The following bar chart shows the Fund’s annual returns for Investor Class shares of the Fund as of December 31, 2015. The performance of the Fund’s Institutional Class shares would differ from the Investor Class shares returns shown in the bar chart because the expenses of the Classes differ.

[insert Bar Chart]

During the period shown, the highest quarterly return was _____% (quarter ended ____) and the lowest quarterly return was -_____% (quarter ended ____).

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Average Annual Returns for Periods Ended December 31, 2015

The table below shows how average annual total returns of the Fund’s classes compared to those of the Fund’s benchmark. The table also presents the impact of taxes on the Fund’s Investor Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Since
Inception
Return Before Taxes	One Year	(1/31/2014)*

Investor Class	__%	__%
Institutional Class	__%	__%

Since
Inception
Return After Taxes – Investor Class**	One Year	(1/31/2014)*

Return After-Taxes on Distributions	__%	__%
Return After-Taxes on Distributions and Sale of Fund Shares	__%	__%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	__%	__%
Russell 3000 Value Index (reflects no deduction for fees, expenses or taxes)	__%	__%

* The Predecessor Fund commenced operations on January 31, 2014. The Fund has the same investment objective, strategies and policies as the Predecessor Fund.

** The Trust has designated the Russell 3000 Value Index as the Fund’s primary benchmark index as it is more representative of the Fund’s investment objective and strategy. Prior to the Reorganization, the Fund had designated the S&P 500 Index as its primary benchmark index.

Management

Investment Adviser.
Clifford Capital Partners, LLC.

Portfolio Manager.
Ryan P. Batchelor, CFA, CPA, has managed the Fund since January 2014.

Purchase and Sale of Fund Shares

The minimum initial and subsequent investment amounts for various types of accounts offered by the Fund are shown below. The Fund may waive minimums for purchases or exchanges through employer-sponsored retirement plans.

	Investor Class

	Initial	Additional
Regular Account	$2,500	$100
Automatic Investment Plan	$2,500	$100
IRA Account	$2,500	$100

	Institutional Class

	Initial	Additional
Regular Account	$100,000	$1,000
Automatic Investment Plan	$100,000	$100
IRA Account	$100,000	$100

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Investors may purchase or redeem Fund shares on any business day through a financial intermediary, by mail (Clifford Capital Partners Fund, c/o Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235), by wire, or by telephone at 1-800-673-0550. Purchases and redemptions by telephone are only permitted if you previously established this option on your account.

Tax Information

The Fund’s distributions may be subject to federal income tax and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan. In such a tax-deferred account, your tax liability is generally not incurred until you withdraw assets from such an account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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Investment Objective, Principal Investment Strategies, Related Risks, and Disclosure of Portfolio Holdings

Investment Objective

The Clifford Capital Partners Fund’s investment objective is long-term capital appreciation. The Fund’s investment objective is not fundamental and may be changed without shareholder approval, although the Fund will provide 60 days’ advance notice of any such change.

The Investment Selection Process Used by the Fund

To achieve its investment objective, the Clifford Capital Partners Fund (the “Fund”) invests primarily in equity securities of companies of any size that Clifford Capital Partners, LLC (the “Adviser”), the Fund’s investment adviser, believes are trading at a discount, or “margin of safety”, to what they are worth at the time of purchase and have the potential for capital appreciation with acceptable downside risks. The Adviser believes investing with a margin of safety may enhance the investment’s potential upside when the Adviser’s investment thesis is proven correct and may dampen the potential loss when the investment thesis is disproven. The Fund invests primarily in common stocks.

The Adviser expects to predominantly invest in securities that trade on U.S. stock exchanges, potentially including other investment companies (including exchange-traded funds (ETFs)) and American Depositary Receipts (“ADRs”) sponsored by companies based in foreign countries or emerging markets if the Adviser has found compelling opportunities.

The Adviser believes most of its investment opportunities arise because of short-term oriented investor behavior, which differs from the Adviser’s research conclusions and its long-term investment philosophy. Common behaviors leading to these opportunities include but are not limited to: overreactions to short-term results; economic worries leading to low expectations or panic selling; fear of increased competition; focus on one underperforming business line overshadowing other solid segments; frustration with slower growth rates as a business or its industry matures; worries that meaningful changes being undertaken by a company will be ineffective or take too long; fear that cyclical issues affecting a firm or its industry have become permanent.

In identifying securities to be held by the Fund, the Adviser will utilize an overall portfolio construction methodology guided by its C-Quad PhilosophyTM:

•	CORE – investments in high-quality companies with durable competitive advantages, which will represent 50-75% of the Fund’s portfolio

•	CONTRARIAN – opportunistic investments in companies with higher expected returns but lower business quality than elite Core firms. These holdings may represent 0-50% of the Fund’s portfolio

•	CASH – the Fund may hold cash if the Adviser determines that it is a better option than current investment opportunities. Cash may represent 0-25% of the Fund’s portfolio

•	CLIFFORD – the foundational reminder of a family member that gave the Adviser its start. Clifford represents the disciplined focus and care with which the Adviser manages the Fund

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CORE STOCKS.   The Adviser defines Core stocks as high-quality companies with sustainable competitive advantages and long-term records of strong returns on capital. These firms tend to have stable and predictable cash flows as well as steady growth in the intrinsic value of their stock. The Adviser has identified roughly 135 Core businesses (the “Core List”) from which it selects its Core investments. Prior to adding a security to the Core List, a company must pass the Adviser’s “10 Indicators of a Core Business” quantitative and qualitative review, summarized below:

1.	Consistently high returns on equity over the last 10 years
2.	Consistently high returns on assets over the last 10 years
3.	Upward-trending net income
4.	Manageable debt loads
5.	Necessary and valuable products or services
6.	Good employee relations
7.	Pricing power
8.	Low capital intensity
9.	History of share repurchases and a declining share count
10.	History of upward-trending book value and share price

The Adviser regularly reviews the Core List, searching for stocks that may potentially be trading at a margin of safety to the Adviser’s estimates of fair value. Prior to adding a Core Stock to the Fund’s portfolio, the investment must be deemed to have an expected annual rate of return of at least 8% more than current rates of inflation and have an estimated total return that is at least three times greater than the potential loss, based on the Adviser’s research. The Adviser intends to hold its Core positions for the long-term.

CONTRARIAN STOCKS.   The Adviser defines Contrarian stocks as opportunistic investments in businesses that do not meet the high requirements of a Core company. Contrarian investments are deemed by the Adviser to have high potential returns with acceptable downside risks. These investments may be considered traditional value stocks with low price multiples, and low near-term investor and analyst expectations. In screening for Contrarian positions, the Adviser uses a variety of methods to identify potential investment opportunities, including:

1.	Quantitative stock screens
2.	Researching firms with weak recent or longer-term stock-price performance
3.	Searching for companies and industries that are out of favor with investment analysts
4.	Researching new firms to expand the Adviser’s knowledge base
5.	The Adviser’s personal network of investment professionals
6.	Publications from like-minded contrarian investors

Prior to adding a Contrarian Stock to the Fund’s portfolio the investment must have an estimated total return of at least 33%, and the potential return must be at least three times greater than the potential loss, based on the Adviser’s research. The Adviser intends to hold a Contrarian position until it reaches its estimated fair value.

CASH.   The Adviser may utilize cash as the default position for portfolio capital when it does not find compelling investment ideas and individual portfolio holdings may be as large as the Adviser intends them to be. In those circumstances, the Adviser considers cash to be a prudent option to take advantage of future investment opportunities, which may be better than today’s.

CLIFFORD.   Clifford refers to the late Clifford Pierson, a family member of one of the Adviser’s founders, whose prudent financial management and hard work inspired the formation of the Adviser. The reminder of Clifford acts as inspiration for the Adviser in adhering to the values of treating client assets in a prudent manner and with care, and employing a disciplined focus toward investing. These values remain firmly embedded in the Adviser’s culture.

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The Adviser uses a disciplined “bottom-up” selection process to attempt to identify equity securities of companies that appear to be selling at a discount, or “margin of safety”, relative to the Adviser’s assessment of their potential value. Such a “bottom-up” security selection process may include an evaluation of a company’s potential value using analysis techniques such as: normalized price multiples (including price to earnings, price to book value, and price to cash flow); estimated private market value; liquidation analysis; discounted cash flow analysis; and dividend discount models.

The Fund will normally hold between 25 and 35 securities. The Adviser believes that maintaining a relatively small number of portfolio holdings allows each security to have a meaningful impact on the portfolio’s results. The number of securities held by the Fund may occasionally differ from this range at times such as when the portfolio manager is accumulating new positions, phasing out and existing positions, or responding to exceptional market conditions.

The Adviser typically performs an additional review for any stock that declines 20% from its original purchase, or a stock that has declined by 20% over any 30-day period. The Adviser may reduce or sell a Fund’s investments in a particular security if, in the opinion of the Adviser, a security’s fundamentals change substantially, its price appreciation leads to overvaluation in relation to the Adviser’s estimates of future earnings and cash flow growth, there are better opportunities with another security, or for other reasons.

Temporary Defensive Positions
When the Adviser believes market, economic or political conditions are unfavorable for investors, the Fund may hold, as a temporary, defensive strategy, all or a portion of its assets in cash or cash-equivalents like money market funds, certificates of deposit, short-term debt obligations, and repurchase agreements. Under these circumstances, the Fund may not participate in stock market advances or declines to the same extent it would had it remained more fully invested in common stocks. To the extent the Fund engages in a temporary, defensive strategy, the Fund may not achieve its investment objective. If the Fund invests in shares of a money market fund, shareholders of the Fund generally will be subject to duplicative management and other fees and expenses.

The Principal Risks of Investing in the Fund

Risks of Investing in Common Stocks.   The Fund invests in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect the performance of each company that the Fund invests in, including the strength of the company’s management or the demand for its products or services. You should be aware that a company’s share price may decline as a result of poor decisions made by management or lower demand for the company’s products or services. In addition, a company’s share price may also decline if its earnings or revenues fall short of expectations.

There are overall stock market risks that may also affect the value of the Fund. Over time, the stock markets tend to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of the Fund’s investments may increase or decrease more than the stock markets in general.

Risks of Small-Cap and Mid-Cap Securities.   Investing in the securities of small-cap and mid-cap companies generally involves substantially greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that the securities of these companies usually have more limited marketability and, therefore, may be more volatile than securities of larger, more established companies or the market averages in general. Because these companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant

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amounts of such shares without an unfavorable impact on prevailing prices. Another risk factor is that these companies often have limited product lines, markets, or financial resources and may lack management depth. Additionally, these companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies. These companies may not be well-known to the investing public, may not be followed by the financial press or industry analysts, and may not have institutional ownership. These factors affect the Adviser’s access to information about the companies and the stability of the markets for the companies’ securities. These companies may be more vulnerable than larger companies to adverse business or economic developments; the risk exists that the companies will not succeed; and the prices of the companies’ shares could dramatically decline in value. Therefore, an investment in the Fund may involve a substantially greater degree of risk than an investment in other mutual funds that seek capital growth by investing in more established, larger companies.

Risks of Large-Cap Securities.   Companies with large market capitalizations go in and out of favor based on various market and economic conditions. Prices of securities of larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

Risks of Other Investment Companies / Exchange Traded Funds.   The Fund will incur higher and duplicative expenses when it invests in mutual funds, ETFs, and other investment companies. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds. When the Fund invests in an underlying mutual fund or ETF, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities comprising the underlying fund or index on which the ETF or index mutual fund is based and the value of the Fund’s investments will fluctuate in response to the performance and risks of the underlying investments or index. In addition to the brokerage costs associated with the Fund’s purchase and sale of the underlying securities, ETFs and mutual funds incur fees that are separate from those of the Fund. As a result, the Fund’s shareholders will indirectly bear a proportionate share of the operating expenses of the ETFs and mutual funds, in addition to Fund expenses. Because the Fund is not required to hold shares of underlying funds for any minimum period, it may be subject to, and may have to pay, short-term redemption fees imposed by the underlying funds. In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to traditional mutual funds: (i) the market price of an ETF’s shares may be above or below its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate; and (v) underlying ETF shares may be de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) temporarily stops stock trading.

The Investment Company Act of 1940 imposes conditions on funds which invest in other funds. Except as permitted by applicable rules and interpretations of the Securities and Exchange Commission and its staff, the Fund and its affiliated persons may not purchase or otherwise acquire more than 3% of the total outstanding shares of another fund. Because of this restriction, the Fund may have to forego certain investment opportunities.

Risks of Foreign Securities.   There may be less information about foreign companies in the form of reports and ratings than about U.S. issuers. Foreign issuers may not be subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. Foreign markets may not be as developed or efficient as those in the United States, and there is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States. Investments in foreign securities also subject the Fund to risks associated with fluctuations in currency values.

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Risks of Emerging Markets Securities.   To the extent the Fund invests in issuers located in emerging markets, the foreign securities risk may be heightened. Due to political changes, changes in taxation, or currency controls that could adversely affect investments located in emerging market countries, investments of this nature may be more volatile than investments made in the markets of more developed foreign countries with more mature economies.

Focused Investment Risk.   The Fund is a focused fund and generally holds stocks of between only 25 and 35 companies. Focused funds may invest a larger portion of their assets in the securities of a single issuer compared to a more diversified fund. Focusing investments in a small number of companies may subject the Fund to greater share price volatility and therefore a greater risk of loss because a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return. Economic, political or regulatory developments may have a greater impact on the value of the Fund’s portfolio than would be the case if the portfolio were diversified among more issuers, and events affecting a small number of companies may have a significant and potentially adverse impact on the performance of the Fund. In addition, investors may buy or sell substantial amounts of Fund shares in response to factors affecting or expected to affect a small number of companies, resulting in extreme inflows and outflows of cash into or out of the Fund. To the extent such inflows or outflows of cash cause the Fund’s cash position or cash requirements to exceed normal levels, management of the Fund’s portfolio may be negatively affected.

Management Style Risk.   Different types of securities tend to shift into and out of favor with stock market investors depending on market and economic conditions. Because the Fund invests primarily in value stocks (stocks that the Adviser believes are undervalued), the Fund’s performance may at times be better or worse than the performance of stock funds that focus on other types of stock strategies (e.g., growth stocks), or that have a broader investment style.

New Fund Risk.   The Fund was recently formed. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences.

New Adviser Risk.   The portfolio manager of the Fund does not have prior experience managing a registered investment company and that lack of experience may raise the risk associated with an investment in the Fund.

Portfolio Holdings Disclosure
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).

General Information

Management

The Investment Adviser

Clifford Capital Partners, LLC (the “Adviser”) is the investment adviser of the Fund and has responsibility for the management of the Fund’s affairs, under the supervision of the Trust’s Board of Trustees. The Adviser is a registered investment adviser.

The Fund is managed by Ryan P. Batchelor, CFA, CPA. Mr. Batchelor has managed the Fund since its inception. The Adviser was organized in 2010 as a Illinois limited liability company and its address is 40

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Shuman Blvd., Suite 256, Naperville, Illinois 60563. The Adviser is owned by Mr. Batchelor (48%), Wayne G. Pierson, CFA, CPA (48%), David W. Passey (2%) and Heather Bryce (2%). As of December 31, 2015, the Adviser had approximately $______ million in assets under management.

Portfolio Manager’s Bio:
Ryan P. Batchelor, CFA, CPA

Ryan Batchelor is principal, co-founder and portfolio manager at the Adviser. Prior to founding the Adviser in April 2010, he served as a senior equity analyst at Wells Capital Management from March 2007 until March 2010 where he was a generalist, scouring all sectors of the market but also had specific responsibility for the financial services sector.

Before joining Wells Capital Management, Mr. Batchelor was an equity strategist and analyst with Morningstar, Inc. where he served as specialty finance analyst and team leader. He initiated the five page InternationalInvestor section in the firm’s flagship StockInvestor monthly stock investment newsletter and implemented department-wide improvements to Morningstar’s foreign coverage universe. Ryan was quoted in local and national media, including The Wall Street Journal, Barron’s, The Economist, Financial Times, USA Today, and US News & World Report. He also made live television appearances on CNBC and Bloomberg TV, as well as radio spots on NPR, Bloomberg Radio and local stations. Mr. Batchelor graduated summa cum laude from Brigham Young University - Hawaii in 1999 with a B.S. in Accounting and received his MBA in Finance from the Marriott School of Management at Brigham Young University in 2004. He holds the Chartered Financial Analyst and Certified Public Accountant professional designations.

The Fund’s SAI provides information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of Fund shares.

The Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees.

Under the Investment Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. Under this Agreement the Adviser pays the operating expenses of the Fund excluding fees payable under the Advisory Agreement, brokerage fees and commissions, taxes, interest expense, interest and dividend expenses on securities sold short, the costs of acquired fund fees and expenses, 12b-1 fees, shareholder service fees, and extraordinary expenses. For its services the Adviser receives an investment management fee equal to 0.90% of the average daily net assets of the Fund. [For the fiscal year ended December 31, 2015, the Adviser received an aggregate fee of 0.90% for investment advisory services performed, expressed as a percentage of average net assets of the Predecessor Fund.]

A discussion regarding the basis of the Board of Trustees’ approval of the Investment Advisory Agreement between the Trust and the Adviser is available in the Fund’s semi-annual report to shareholders for the period ended _______, 2016.

Shareholder Information

Pricing of Fund Shares

The Fund’s share price, called the NAV per share, is determined as of the close of trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m. Eastern time) on each business day that the NYSE is open (the “Valuation Time”). As of the date of this prospectus, the Fund has been informed that the NYSE observes the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

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NAV per share is computed by adding the total value of the Fund’s investments and other assets attributable to the Fund’s Investor Class and Institutional Class shares, subtracting any liabilities attributable to the applicable class and then dividing by the total number of the applicable classes’ shares outstanding. Due to the fact that different expenses may be charged against shares of different classes of the Fund, the NAV of the different classes may vary.

Shares of the Fund are bought or exchanged at the public offering price per share next determined after a request has been received in proper form. The public offering price of the Fund’s Shares is equal to the NAV plus the applicable front-end sales charge, if any. Shares of the Fund held by you are sold or exchanged at the NAV per share next determined after a request has been received in proper form, less any applicable deferred sales charge. Any request received in proper form before the Valuation Time, will be processed the same business day. Any request received in proper form after the Valuation Time, will be processed the next business day.

The Fund’s securities are valued at current market prices. Investments in securities traded on national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Trust, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

The Trust has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security. Since most of the Fund’s investments are traded on U.S. securities exchanges, it is anticipated that the use of fair value pricing will be limited.

When the Trust uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Trust’s procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

Share Class Alternatives.   The Fund offers investors two different classes of shares through this prospectus. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices and minimum investment requirements. When you buy shares be sure to specify the class of shares in which you choose to invest. Because each share class has a different combination of sales charges, expenses and other features, you should consult your financial adviser to determine which class best meets your financial objectives.

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Customer Identification Program

Federal regulations require that the Trust obtain certain personal information about you when opening a new account. As a result, the Trust must obtain the following information for each person that opens a new account:

Name;
Date of birth (for individuals);
Residential or business street address (although post office boxes are still permitted for mailing); and
Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Trust may restrict your ability to purchase additional shares until your identity is verified. The Trust also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time.

If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

How to Buy and Sell Shares

You may purchase shares of the Fund through financial intermediaries, such as fund supermarkets or through brokers or dealers who are authorized by the Distributor to sell shares of the Fund (collectively, “Financial Intermediaries”). You may also purchase shares directly from the Distributor. You may request a copy of this prospectus by calling (800) 673-0550. Financial Intermediaries may charge transaction fees or set different minimum investment amounts. Financial Intermediaries may also have policies and procedures that are different from those contained in this prospectus. Investors should consult their Financial Intermediary regarding its procedures for purchasing and selling shares of the Fund as the policies and procedures may be different. The price you pay for a share of the Fund is the net asset value next determined upon receipt by the Transfer Agent or financial intermediary. The Fund will be deemed to have received your purchase or redemption order when the Financial Intermediary receives the order. Such Financial Intermediaries are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf.

Certain Financial Intermediaries may have agreements with the Fund that allow them to enter confirmed purchase and redemption orders on behalf of clients and customers. Under this arrangement, the Financial Intermediary must send your payment to the Fund by the time the Fund prices its shares on the following business day.

The Fund is not responsible for ensuring that a Financial Intermediary carries out its obligations. You should look to the financial intermediary through whom you wish to invest for specific instructions on how to purchase or redeem shares of the Fund.

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Minimum Investments.

The Trust may waive the minimum initial investment requirement for purchases made by trustees, officers and employees of the Trust. The Trust may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). The Trust may also change or waive policies concerning minimum investment amounts at any time. The Trust retains the right to refuse to accept an order.

	Investor Class

	Initial	Additional
Regular Account	$2,500	$100
Automatic Investment Plan	$2,500	$100*
IRA Account	$2,500	$100

* An Automatic Investment Plan requires a $100 minimum automatic monthly or quarterly investment.

	Institutional Class

	Initial	Additional
Regular Account	$100,000	$1,000
Automatic Investment Plan	$100,000	$100*

Types of Account Ownership.

You can establish the following types of accounts by completing a Shareholder Account Application:

•	Individual or Joint Ownership. Individual accounts are owned by one person. Joint accounts have two or more owners.

•
A Gift or Transfer to Minor (UGMA or UTMA). A UGMA/UTMA account is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor’s social security number on the application.

•	Trust. An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

•	Business Accounts. Corporation and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of a partnership.

•	IRA Accounts. See “Types of Tax-Deferred Accounts”.

Types of Tax-Deferred Accounts.

•	Traditional IRA. An individual retirement account. Your contribution may or may not be deductible depending on your circumstances. Assets can grow tax-deferred and distributions are taxable as income.

•	Roth IRA. An IRA with non-deductible contributions, tax-free growth of assets, and tax-free distributions for qualified distributions.

•	Spousal IRA. An IRA funded by a working spouse in the name of a non-earning spouse.

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•	SEP-IRA. An individual retirement account funded by employer contributions. Your assets grow tax-deferred and distributions are taxable as income.

•
Keogh or Profit Sharing Plans. These plans allow corporations, partnerships and individuals who are self-employed to make tax-deductible contributions of up to $35,000 for each person covered by the plans.

•	403(b) Plans. An arrangement that allows employers of charitable or educational organizations to make voluntary salary reduction contributions to a tax-deferred account.

•	401(k) Plans. Allows employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.

Purchases by Mail.   For initial purchases, the account application, which accompanies this prospectus, should be completed, signed and mailed to Commonwealth Fund Services, Inc. (the “Transfer Agent”), the Fund’s transfer and dividend disbursing agent, at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 together with your check payable to the Fund. When you buy shares, be sure to specify the class of shares in which you choose to invest. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation or otherwise identify the name(s) of the registered owner(s) and social security number(s).

Purchases by Wire.   You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Trust at (800) 673-0550 or the Transfer Agent at (800) 673-0550 to advise the Trust of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application promptly to the Transfer Agent. This account application is required to complete the Fund’s records. You will not have access to your shares until the purchase order is completed in good form, which includes the receipt of completed account information by the Transfer Agent. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

Purchases by Telephone.   You may also purchase shares by telephone, by contacting the Fund at (800) 673-0550 or the Transfer Agent at (800) 628-4077.

Other Purchase Information.   You may purchase and redeem Fund shares, or exchange shares of the Fund for those of another, by contacting any broker authorized by the Distributor to sell shares of the Fund, by contacting the Fund at (800) 673-0550 or by contacting the Transfer Agent, at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by telephoning (800) 628-4077. Brokers may charge transaction fees for the purchase or sale of the Fund’s shares, depending on your arrangement with the broker.

How to Sell Shares.   You may redeem your shares of the Fund at any time and in any amount by contacting your Financial Intermediary or by contacting the Fund by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all information and documents necessary for your request to be considered in “proper order.” The Transfer Agent will promptly notify you if your redemption request is not in proper order. The Transfer Agent cannot accept redemption requests which specify a particular date for redemption or which specify any special conditions.

The Fund’s procedure is to redeem shares at the NAV next determined after the Transfer Agent or authorized Financial Intermediary receives the redemption request in proper order. Payment of

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redemption proceeds will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Fund may suspend the right to redeem shares for any period during which the NYSE is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the redemption request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check, which may take up to 15 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed account application for the account to permit the Fund to verify the identity of the person redeeming the shares and to eliminate the need for backup withholding.

Redemption By Mail.   To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered, to: Clifford Capital Partners Fund, Attn: Redemptions, 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays. There is no charge to shareholders for redemptions by mail.

Redemption By Telephone.   You may redeem your shares by telephone provided that you requested this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent may charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the charge for this service at any time without prior notice. If it should become difficult to reach the Transfer Agent by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests, a shareholder may send a redemption request by overnight mail to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

Redemption by Wire.   If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

The Fund will not be responsible for any losses resulting from unauthorized transactions (such as purchases, sales or exchanges) if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them.

Redemption in Kind.   The Fund intends to make payments for all redemptions in cash. However, if the Fund believes that conditions exist which make cash payments detrimental to the best interests of the Fund, payment for shares redeemed may be made in whole or in part through a distribution of portfolio securities chosen by the Adviser (under the supervision of the Board of Trustees). If payment is made in securities, shareholders may incur transaction costs in converting these securities into cash after they have redeemed their shares.

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Signature Guarantees.   To help protect you and the Fund from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be made payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and (3) all authorizations to establish or change telephone redemption service, other than through your initial account application. Signature guarantees may be required for certain other reasons. For example, a signature guarantee may be required if you sell a large number of shares or if your address of record on the account has been changed within the last thirty (30) days.

In the case of redemption by mail, signature guarantees must appear on either: (1) the written request for redemption; or (2) a separate instrument of assignment (usually referred to as a “stock power”) specifying the total number of shares being redeemed. The Trust may waive these requirements in certain instances.

An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Notarization is not an acceptable substitute. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (STAMP2000). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange.

Proper Form.   Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received by the Fund.

Automatic Investment Plan.   Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Automatic Investment Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of Fund shares. To use this service, you must authorize the transfer of funds by completing the Automatic Investment Plan section of the account application and sending a blank voided check.

Exchange Privilege.   To the extent that the Adviser manages other funds in the Trust, you may exchange all or a portion of your shares in the Fund for shares of the same class of certain other funds of the Trust managed by the Adviser having different investment objectives, provided that the shares of the fund you are exchanging into are registered for sale in your state of residence. Your account may be charged $10 for a telephone exchange. An exchange is treated as a redemption and purchase and may result in realization of a taxable gain or loss on the transaction. You won’t pay a deferred sales charge on an exchange; however, when you sell the shares you acquire in an exchange, you will pay a deferred sales charge based on the date you bought the original shares you exchanged. As of the date of this prospectus, the Adviser does not manage any other funds in the Trust.

Excessive trading can adversely impact Fund performance and shareholders. Therefore, the Trust reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Trust also reserves the right to refuse exchange requests by any person or group if, in the Trust’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Trust further reserves the right to restrict or refuse an exchange request if the Trust has received or anticipates simultaneous orders affecting significant portions of the Fund’s assets or detects a pattern of exchange requests that coincides with a “market timing” strategy. Although the Trust will attempt to give you prior notice when reasonable to do so, the Trust may modify or terminate the Exchange Privilege at any time.

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Transferring Shares.   If you wish to transfer shares to another owner, send a written request to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235. Your request should include: (i) the name of the Fund and existing account registration; (ii) signature(s) of the registered owner(s); (iii) the new account registration, address, taxpayer identification number and how dividends and capital gains are to be distributed; (iv) any stock certificates which have been issued for the shares being transferred; (v) signature guarantees (See “Signature Guarantees”); and (vi) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.

Account Statements and Shareholder Reports.   Each time you purchase, redeem or transfer shares of the Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

Shareholder Communications.   The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (800) 673-0550.

General.   The Fund will not be responsible for any losses from unauthorized transactions (such as purchases, sales or exchanges) if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them.

Other Important Investment Information

Dividends, Distributions and Taxes

Dividends and Capital Gains Distributions.   All income dividends and capital gains distributions will be automatically reinvested in shares of the Fund unless you indicate otherwise on the account application or in writing.

Dividends from net investment income, if any, are declared and paid annually for the Fund. The Fund intends to distribute annually any net capital gains.

Dividends and distributions will automatically be reinvested in additional shares of the Fund, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. Shareholders will be subject to tax on all dividends and distributions whether paid to them in cash or reinvested in shares. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as “buying a dividend”. To avoid buying a dividend, check the Fund’s distribution schedule before you invest.

Taxes.   In general, Fund distributions are taxable to you as ordinary income, qualified dividend income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any long-term capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other Fund distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income, except that distributions that are designated as “qualified dividend income” will be taxable at the rates applicable to long-term capital gains. Every January, you will receive a Form 1099 that shows the tax status of distributions you received for the previous year. Distributions declared in

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December but paid in January are taxable as if they were paid in December. The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-deferred retirement account) will not be currently taxable.

When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Trust is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

By law, the Fund must withhold 28% of your taxable distributions and proceeds if you do not provide your correct taxpayer identification number (TIN) or fail to certify that your TIN is correct and that you are a U.S. person, or if the Internal Revenue Service (the “IRS”) has notified you that you are subject to backup withholding and instructs the Fund to do so.

Cost Basis Reporting.   Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the Internal Revenue Service on the Fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Fund has chosen average cost as the standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders. The Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.

For those securities defined as “covered” under current Internal Revenue Service cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

The Trust

The Fund is a series of the Trust, an open-end management investment company organized as a Delaware statutory trust on April 9, 2007. The Trustees supervise the operations of the Fund according to applicable state and federal law, and the Trustees are responsible for the overall management of the Fund’s business affairs.

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Shareholder Service Fees

The Fund has adopted a Shareholder Services Plan for the Investor Class shares. Pursuant to the Plan, the Fund compensates certain financial intermediaries that provide shareholder services. The Plan provides that the Fund will pay the annual rate of 0.20% (for Investor Class shares) of the average daily net assets of the Fund’s Shares for activities relating to shareholder services. Such activities may include the provision of sub-accounting, recordkeeping and/or administrative services, responding to customer inquiries, and providing information on customer investments. Because the shareholder services fees are paid out of the Fund’s assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales charges. The Plan, while primarily intended to compensate for shareholder services expenses, was adopted, as a defensive measure, pursuant to Rule 12b-1 under the 1940 Act.

Frequent Purchases and Redemptions

Frequent purchases and redemptions (“Frequent Trading”) of shares of the Fund may present a number of risks to other shareholders of the Fund. These risks may include, among other things, dilution in the value of shares of the Fund held by long-term shareholders, interference with the efficient management by the Adviser of the Fund’s portfolio holdings, and increased brokerage and administration costs. Due to the potential of an overall adverse market, economic, political, or other conditions affecting the sale price of portfolio securities, the Fund could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Current shareholders of the Fund may face unfavorable impacts as portfolio securities concentrated in certain sectors may be more volatile than investments across broader ranges of industries as sector-specific market or economic developments may make it more difficult to sell a significant amount of shares at favorable prices to meet redemptions. Frequent Trading may also increase portfolio turnover, which may result in increased capital gains taxes for shareholders of the Fund. These capital gains could include short-term capital gains taxed at ordinary income tax rates.

The Fund will assess a 2.00% redemption fee of Investor Class Shares of the Fund redeemed within 60 days of purchase as a percentage of amount redeemed. The redemption fee is deducted from your proceeds and is retained by the Fund for the benefit of long-term shareholders. The “first in-first out” (“FIFO”) method issued to determine the holding period; this means that if you purchase shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies. The fee does not apply to Fund shares acquired through the reinvestment of dividends and the Automatic Investment Plan or shares redeemed through the Systematic Withdrawal Program. The Fund reserves the right to change the terms and amount of this fee upon at least a 60-day notice to shareholders.

The Trustees have adopted a policy that is intended to identify and discourage Frequent Trading by shareholders of the Fund under which the Trust’s Chief Compliance Officer and Transfer Agent will monitor Frequent Trading through the use of various surveillance techniques. Under these policies and procedures, shareholders may not engage in more than four “round-trips” (a purchase and sale or an exchange in and then out of a Fund) within a rolling twelve month period. Shareholders exceeding four round-trips will be investigated by the Fund and possibly restricted from making additional investments in the Fund. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging or similar activities that may nonetheless result in Frequent Trading of Fund shares. The Fund reserves the right to reject any exchange or purchase of Fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the Fund identifies as market timing, the Fund will seek to block future purchases and exchanges of Fund shares by that account. Where surveillance of a particular account indicates activity that the Fund believes could be either abusive or for legitimate purposes, the Fund may permit the account holder to justify the activity. The policies and procedures will be applied uniformly to all shareholders and the Fund will not accommodate market timers.

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The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to the Fund. Accordingly, the ability of the Fund to monitor and detect Frequent Trading activity through omnibus accounts is very limited and there is no guarantee that the Fund will be able to identify shareholders who may be engaging in Frequent Trading through omnibus accounts or to curtail such trading. However, the Fund will establish information sharing agreements with intermediaries as required by Rule 22c-2 under the 1940 Act, and otherwise use reasonable efforts to work with intermediaries to identify excessive short-term trading in underlying accounts.

If the Fund identifies that excessive short-term trading is taking place in a participant-directed employee benefit plan accounts, the Fund or its Adviser or Transfer Agent will contact the plan administrator, sponsor or trustee to request that action be taken to restrict such activity. However, the ability to do so may be constrained by regulatory restrictions or plan policies. In such circumstances, it is generally not the policy of the Fund to close the account of an entire plan due to the activity of a limited number of participants. However, the Fund will take such actions as deemed appropriate in light of all the facts and circumstances.

The Fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Trustees reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Fund is unable to detect and deter trading abuses, the Fund’s performance, and its long term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from Frequent Trading, even when the trading is not for abusive purposes.

Distribution Arrangements

The Fund is offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Distributor. Investment professionals who offer shares may request fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts. If you purchase your shares through a broker-dealer, the broker-dealer firm is entitled to receive a percentage of the sales charge you pay in order to purchase Fund shares.

22

Financial Highlights

The Fund is a continuation of the Predecessor Fund and, therefore, the financial information presented below is for the Predecessor Fund. The Predecessor Fund’s shareholders approved the reorganization into the Fund on January ____, 2016. The reorganization subsequently took place on February ___, 2016.

The following table is intended to help you better understand the financial performance of the Fund since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information has been audited by Cohen Fund Audit Services, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report to shareholders. The annual report is available from the Fund upon request without charge.

[TO BE ADDED]

23

APPENDIX

Adviser’s Prior Performance

The data below is provided to illustrate the past performance of Clifford Capital Partners, LLC, the Fund’s adviser, in managing substantially similar equity accounts as measured against market indices, and does not represent the performance of the Fund, nor should it be considered a substitute for the Fund’s performance. You should not consider this performance data as a prediction or an indication of future performance of the Fund or the performance that one might achieve by investing in the Fund.

The Clifford Capital Institutional Portfolio (the “Composite”) represents all fully discretionary advisory accounts that are managed in accordance with the Clifford Capital Institutional Portfolio investment strategy – the Fund is managed in a manner that is substantially similar to the manner in which these discretionary advisory accounts are managed. The Composite was created on August 1, 2010.

The manner in which the performance was calculated for the Composite accounts differs from that of registered mutual funds like the Fund. The performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund. The accounts that are included in the Composite are not subject to the same type of expenses to which the Fund is subject and are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed by the federal securities and tax laws. Consequently, the performance results for the Composite could have been adversely affected if the accounts in the Composite were subject to the same federal securities tax laws as the Fund. In addition, the accounts are not subject to the same adverse effects of cash inflows and outflows of investor money that a public mutual fund such as the Fund may be subject to, and accordingly the performance of the accounts may be higher than for a public mutual fund managed under the same investment strategy. “Composite Net-of-Fees” performance results are net of all fees, expenses, and, if applicable, sales loads or placement fees. Because of variation in fee levels, the “net of fees” Composite returns may not be reflective of performance in any one particular account. The use of a methodology different than that used below to calculate performance could result in different performance data.

The private accounts for which results are reported are not subject to the same types of expenses as the Fund or to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940, as amended, or the Internal Revenue Code of 1986, as amended. Consequently, the performance results for such private accounts could have been adversely affected if they had been subject to mutual fund regulations. In addition, the operating expenses incurred by the accounts included were lower than the anticipated operating expenses of the Fund, and, accordingly, those expenses generally have less of an adverse effect on the performance results of the Composite. If those expenses were reflected, the Composite’s performance would have been lower.

24

The Adviser’s Clifford Capital Institutional Portfolio Composite (August 1, 2010 through December 31, 2014)

The following data illustrates the past performance of the Adviser in managing similar accounts and does not represent the performance of the Fund.

Year	Total Return (net of investment management fees)	Total Return (gross of investment management fees)	S&P 500 Total Return Index

2011	4.20%	5.18%	2.11%
2012	20.15%	21.29%	16.00%
2013	33.22%	34.46%	32.39%
2014	17.49%	18.63%	13.69%
Since Inception	124.10%	133.28%	105.37%

Composite Average Annual Returns (as of December 31, 2014)

Time Period	Total Return (net of investment management fees)	Total Return (gross of investment management fees)	S&P 500 Total Return Index

One year	17.49%	18.63%	13.69%
Three years	23.43%	24.60%	20.41%
Since Inception	20.03%	21.13%	17.69%

25

Other Fund Service Providers

Investment Adviser
Clifford Capital Partners, LLC

Administrator, Transfer Agent and Fund Accountant
Commonwealth Fund Services, Inc.

Distributor
First Dominion Capital Corp.

Custodian
Fifth Third Bank

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.

Legal Counsel
The Law Offices of John H. Lively & Associates, Inc.
A member firm of The 1940 Act Law GroupTM

26

How to Get More Information

Where To Go For Information

For shareholder inquiries, please call (800) 628-4077.

The Statement of Additional Information is on file with the Securities and Exchange Commission (“SEC”), contains additional and more detailed information about the Fund, and is incorporated into this Prospectus by reference. Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. There are four ways to get a copy of these documents.

1.	Call or write for one, and a copy will be sent without charge.

Clifford Capital Partners Fund
c/o Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
(800) 628-4077

2.	Call or write the Public Reference Section of SEC and ask them to mail you a copy. The SEC charges a fee for this service. You can also review and copy information about the Fund in person at the SEC Public Reference Room in Washington D.C.

Public Reference Section of the SEC
Washington D.C. 20549-1520
1-202-551-8090

Copies of these documents may also be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

3.	Go to the SEC’s website (www.sec.gov) and download a text-only version.

4.	Copies of these documents may also be obtained by visiting the Fund’s website at www.cliffordcapfunds.com or by visiting www.theworldfundstrust.com. You may also e-mail the Fund at mail@ccofva.com.

No dealer, salesman, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Adviser. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

27

The Adviser’s Contact Information is:

Clifford Capital Partners, LLC
40 Shuman Blvd., Suite 256
Naperville, Illinois 60563
(312) 554-5005

SEC file number 811-22172

28

Clifford Capital Partners Fund
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
(800) 673-0550

Investor Class (CLFFX)
Institutional Class (CLIFX)

STATEMENT OF ADDITIONAL INFORMATION

February ___, 2016

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of the Clifford Capital Partners Fund dated February _____, 2016. The SAI is incorporated by reference into the Fund’s prospectus. This SAI incorporates by reference the Fund’s Annual Report for the period ended [December 31, 2015.] A free copy of the Prospectus and Annual Report can be obtained by writing to World Funds Trust (the “Trust”), 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, or by calling (800) 628-4077.

Pursuant to a reorganization that took place on February ___, 2016, the Fund is a successor by merger from a series of the Cottonwood Mutual Funds (the “Predecessor Fund”).

TABLE OF CONTENTS

DESCRIPTION OF THE TRUST AND THE FUND	3
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS	3
INVESTMENT LIMITATIONS	5
MANAGEMENT	6
SHAREHOLDER INFORMATION	14
PRICING AND PURCHASE OF FUND SHARES	28
REDEMPTIONS IN KIND	29
ADDITIONAL SERVICE PROVIDERS	29
DISCLOSURE OF PORTFOLIO HOLDINGS	35
PROXY VOTING POLICIES	37
FINANCIAL STATEMENTS	37
EXHIBIT A	38
EXHIBIT B	40
EXHIBIT C	43

DESCRIPTION OF THE TRUST AND THE FUND

General. World Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 9, 2007. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and commonly known as a “mutual fund”. The Declaration of Trust permits the Trust to offer separate series (“funds”) of shares of beneficial interest (“shares”). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund of the Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing, insurance expenses, brokerage costs, interest charges, taxes and organization expenses; and (ii) pro rata share of the fund’s other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Notwithstanding the foregoing, an investment adviser to a fund may be obligated through an investment advisory, expense limitation, or fee waiver agreement to assume, waive, reimburse, or otherwise assume responsibility for certain of the fund’s operating expenses – any such arrangements for a fund are described in that fund’s prospectus and statement of additional information.

Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate Statements of Additional Information.

The Fund. This SAI relates to the prospectus for the Clifford Capital Partners Fund (the “Fund”), and should be read in conjunction with the prospectus. This SAI is incorporated by reference into the Fund’s prospectus. No investment in shares should be made without reading the prospectus. The Fund is a separate investment portfolio or series of the Trust.

Description of Multiple Classes of Shares. The Trust is authorized to issue two classes of shares: Investor Class shares charging a 0.20% 12b-1 fee and Institutional Class shares imposing no 12b-1 fee.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

The Fund’s investment objective and principal investment strategies are described in the prospectus. This section contains a discussion of some of the investments the Fund may make and some of the techniques it may use.

Portfolio Turnover. Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Fund’s Adviser makes purchases and sales for the Fund’s portfolio whenever necessary, in the Adviser’s opinion, to meet the Fund’s objective. During the Fund’s most recent fiscal period, the Fund’s portfolio turnover rate was _______% of the average value of its portfolio.

Equity Securities. The Fund may invest in equity securities such as common stock, preferred stock, convertible securities, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

Restricted and Illiquid Securities. The portfolio of the Fund may contain illiquid securities. Illiquid securities generally include securities which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered to be illiquid: repurchase agreements and reverse repurchase agreements maturing in more than seven days, nonpublicly offered securities and restricted securities. Restricted securities are securities where the resale of which is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under such Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, a Fund might obtain a less favorable price than the price it could have obtained when it decided to sell. The Fund will not invest more than 15% of its net assets in illiquid securities.

With respect to Rule 144A securities, these restricted securities are treated as exempt from the 15% limit on illiquid securities, provided that a dealer or institutional trading market in such securities exists. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of restricted securities and, through reports from the Adviser, the Board of Trustees will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of a Fund could be adversely affected.

U.S. Government Securities. U.S. government securities are high-quality debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of, or guaranteed by the United States Treasury. For example, securities issued by the Farm Credit Banks or by the Federal National Mortgage Association are supported by the instrumentality’s right to borrow money from the U.S. Treasury under certain circumstances. Moreover, securities issued by other agencies or instrumentalities are supported only by the credit of the entity that issued them.

Borrowing. At this time, the Fund does not expect to engage in borrowing. The Fund may engage in borrowing in the future and, to the extent it does so, the Fund will be permitted to borrow money up to one-third of the value of its total assets. Borrowing is a speculative technique that increases both investment opportunity and a Fund’s ability to achieve greater diversification. However, it also increases investment risk. Because the Fund’s investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing, the Fund’s net asset value may tend to increase more when its investments increase in value, and decrease more when its investments decrease in value. In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds. Also, during times of borrowing under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Currently, subject to modification to conform to the 1940 Act as interpreted or modified from time to time, the Fund is permitted, consistent with the 1940 Act, to borrow, and pledge its shares to secure such borrowing, provided, that immediately thereafter there is asset coverage of at least 300% for all borrowings by the Fund from a bank. If borrowings exceed this 300% asset coverage requirement by reason of a decline in net assets of the Fund, the Fund will reduce its borrowings within three days (not including Sundays and holidays) to the extent necessary to comply with the 300% asset coverage requirement. The 1940 Act also permits a Fund to borrow for temporary purposes only in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan shall be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed. To the extent outstanding borrowings of a Fund exceed 5% of the value of the total assets of the Fund, the Fund will not make additional purchases of securities – the foregoing shall not be construed to prevent the Fund from settling portfolio transactions or satisfying shareholder redemptions orders. The Securities and Exchange Commission (the “SEC”) has indicated, however, that certain types of transactions, which could be deemed “borrowings” (such as firm commitment agreements and reverse repurchase agreements), are permissible if a Fund “covers” the agreements by establishing and maintaining segregated accounts.

Financial Services Industry Obligations. The Fund may invest in each of the following obligations of the financial services industry:

(1) Certificate of Deposit. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

(2) Time Deposits. Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate.

(3) Bankers’ Acceptances. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Repurchase Agreements. The Fund may invest in repurchase agreements fully collateralized by obligations issued by the U.S. government or agencies of the U.S. government (“U.S. Government Obligations”). A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government Obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than 7 days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which a Fund engages in repurchase transactions.

Cash Investments. Under normal market conditions, the Fund may invest up to 25% of its net assets in cash. When the Adviser believes market, economic or political conditions are unfavorable for investors, the Adviser may invest up to 100% of the Fund’s net assets in cash, cash equivalents or other short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, or the U.S. economy. The Adviser also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

INVESTMENT LIMITATIONS

Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the Statement of

Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

1.	Borrowing Money. The Fund may not borrow money except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

2.
Senior Securities. The Fund may not issue any senior security to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3.
Underwriting. The Fund may not underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities.

4.	Real Estate. The Fund may not purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

5.
Commodities. The Fund may not purchase or sell physical commodities or commodity futures contracts, except as permitted by the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

6.	Loans. The Fund may not make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

7.
Concentration. The Fund may not invest more than 25% of the value of its net assets in any one industry or group of industries (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations).

Additionally, as a matter of fundamental policy, the Fund shall be a “diversified company” as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities from time to time.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above. With respect to Fund’s policy on concentration, the Fund will use the Standard Industrial Classification Codes list that is maintained by the SEC to classify the Fund’s holdings by industry.

MANAGEMENT

THE INVESTMENT ADVISER

The Adviser is Clifford Capital Partners, LLC, located at 40 Shuman Blvd., Suite 256, Naperville, Illinois 60563. The Adviser was organized in 2010 as an Illinois limited liability company. The Adviser is owned by Ryan P. Batchelor, CFA, CPA (48%), Wayne G. Pierson, CFA, CPA (48%), David W. Passey (2%), and Heather Bryce (2%). The Adviser is registered with the SEC as an investment adviser.

Under the Investment Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. Under this Agreement the Adviser pays the operating expenses of the Fund excluding fees payable under the Advisory Agreement, brokerage fees and commissions, taxes, fees pursuant to a Rule 12b-1 distribution plan, shareholder services fees, interest expense, the costs of acquired fund fees and expenses, and extraordinary expenses. For its services the Adviser receives an investment management fee equal to 0.90% of the average daily net assets of the Fund.

On February ___, 2016, the Predecessor Fund was reorganized into a new series of the Trust (the “Fund”). Prior to the reorganization the Adviser was the investment adviser to the Predecessor Fund and received payments for each of the years set forth below.

The following table describes the advisory fees paid to the Adviser by the Predecessor Fund for the period indicated.

Fiscal Year Ended	Advisory Fees Earned
December 31, 2014[1]	$15,040
December 31, 2015	$[____]

[1]	For the period January 31, 2014 (the Fund’s inception date) through December 31, 2014.

The Adviser retains the right to use the name “Clifford” or any derivative thereof in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust’s right to use the name “Clifford” or any derivative thereof automatically ceases ninety days after termination of the Investment Advisory Agreement and may be withdrawn by the Adviser on ninety days written notice.

The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the financial institution’s services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

THE PORTFOLIO MANAGER

The table below provides information regarding other accounts managed by the Portfolio Manager of the Fund as of [December 31, 2015.]

Ryan P. Batchelor

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets by Account Type Subject to a Performance Fee
Registered Investment Companies	0	0	0	0
Other Pooled Investment Companies	0	0	0	0
Other Accounts	35	$43,743,185	0	0

Mr. Batchelor is compensated through his equity ownership in the Adviser. He does not receive separate compensation for his service as portfolio manager. As an equity member of the Adviser, the portfolio manager receives compensation in the form of distributions and profits from the Adviser.

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Manager in the Fund as of [December 31, 2015.]

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Ryan P. Batchelor	$100,001 - $500,000

Potential conflicts of interest may arise because the Portfolio Manager uses the same proprietary investment methodology for the Fund as for other clients. This means that the Portfolio Manager will make the investment strategies used to manage the Fund available to other clients. As a result, there may be circumstances under which the Fund and other clients of the Adviser may compete in purchasing available investments and, to the extent that the demand exceeds the supply, may result in driving the prices of such investments up, resulting in higher costs to the Fund. There also may be circumstances under which the Portfolio Manager recommends the purchase or sale of various investments to other clients and do not purchase or sell the same investments for the Fund, or purchases or sells an investment for the Fund and does not include such investment in recommendations provided to other clients. This is because the Adviser’s portfolio recommendations among clients differ based on each client’s investment policy guidelines and/or prevailing market conditions at the time such recommendation is made. The Portfolio Manager is charged with preventing positions in portfolios from being both long and short at the same time. The Portfolio Manager uses a combination of proprietary software and third-party risk management software to monitor and ensure that positions are consistent across all portfolios.

TRUSTEES AND OFFICERS

The Trust is governed by the Board of Trustees (the “Board”), which is responsible for protecting the interests of shareholders. The trustees are experienced businesspersons who meet throughout the year to oversee the Trust’s activities, review contractual arrangements with companies that provide services to the Fund and review performance. The names, addresses and ages of the trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. The trustees who are considered "interested persons" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the investment adviser and the principal underwriter, and officers of the Trust, are noted with an asterisk(*).

Each Trustee was nominated to serve on the Board of Trustees based on their particular experiences, qualifications, attributes and skills. Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Mr. David J. Urban has been a Professor of Education since 1989. His strategic planning, organizational and leadership skills help the Board set long-term goals. Ms. Mary Lou H. Ivey has over 10 years of business experience as a practicing tax accountant and, as such, brings tax, budgeting and financial reporting skills to the Board. Mr. Theo H. Pitt has experience as an investor, including his role as trustee of several other investment companies and business experience as Senior Partner of a financial consulting company, as a partner of a real estate partnership and as an Account Administrator for a money management firm. Mr. John Pasco III serves as President, Treasurer and Director of the Trust’s administrator and also serves as a member of one other mutual fund board outside of the Fund Complex. Mr. Pasco has over 30 years of experience in the mutual fund industry, including several years on staff with the Securities and Exchange Commission. With experience from these positions, he is able to provide the Board with knowledge and insight related to fund administration. The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years.

INTERESTED TRUSTEES

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS
John Pasco III* 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 70	Trustee	Indefinite, Since June 2010	President, Treasurer and Director of Commonwealth Fund Services, Inc. (“CFS”), the Trust’s Administrator, Transfer Agent and Pricing Agent, since 1993; and President and Director of First Dominion Capital Corp. (“FDCC”), the Trust’s underwriter, since 1985. Mr. Pasco is a certified public accountant.	15	American Growth Fund, Inc.; World Funds, Inc.

Mr. Pasco would be an “interested trustee”, as that term is defined in the 1940 Act, because of his positions with and financial interests in CFS and FDCC.

NON-INTERESTED TRUSTEES

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS
David J. Urban 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 60	Trustee	Indefinite, Since June 2010	Dean, Jones College of Business, Middle Tennessee State University since June 2013; Virginia Commonwealth University, Professor of Education from 1989 to 2013.	15	None
Mary Lou H. Ivey 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 57	Trustee	Indefinite, Since June 2010	Accountant, Harris, Hardy & Johnstone, P.C., accounting firm, since 2008; Accountant, Wildes, Stevens & Brackens & Co., accounting firm, from 2007 to 2008; Accountant, Martin, Dolan & Holton, Ltd., accounting firm, from1997 to 2007.	15	None

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS
Theo H. Pitt, Jr. 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 79	Trustee	Indefinite; Since August 2013	Senior Partner, Community Financial Institutions Consulting (bank consulting) 1997 to present; and Account Administrator, Holden Wealth Management Group of Wachovia Securities (money management firm) 2003 to 2008.	15	Independent Trustee of Gardner Lewis Investment Trust for the two series of that trust; Leeward Investment Trust for the two series of that trust; Hillman Capital Management Investment Trust for the one series of that trust; and Starboard Investment Trust for the 22 series of that trust; (all registered investment companies).

OFFICERS WHO ARE NOT TRUSTEES

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Karen M. Shupe 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 51	Treasurer	Indefinite, Since June 2008	Managing Director of Fund Operations, Commonwealth Companies, since 2003.	N/A	N/A

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
David Bogaert 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 52	Vice President	Indefinite, Since November 2013	Managing Director of Business Development, Commonwealth Companies, October 2013 – present; Senior Vice President of Business Development and other positions for Huntington Asset Services, Inc. from 1986 to 2013.	N/A	N/A
Ann MacDonald 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 61	Assistant Treasurer	Indefinite, Since November 2015	Director, Fund Administration and Fund Accounting, Commonwealth Companies, 2003 – present.	N/A	N/A
John H. Lively 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 47	Secretary	Indefinite, Since November 2013	Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to present: Attorney, Husch Blackwell Sanders LLP (law firm), March 2007 to February 2010.	N/A	N/A
Cynthia D. Baughman 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 47	Assistant Secretary	Indefinite, Since November 2013	Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), July 2011 to present; Associate, Investment Law Group, LLP (law firm) (May 2009 – June 2011); Associate, Dechert, LLP (law firm) (Oct. 1999 – Feb. 2009).	N/A	N/A
Holly B. Giangiulio 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 53	Assistant Secretary	Indefinite, Since May 2015	Managing Director, Corporate Operations, Commonwealth Companies,.since 2015, Corporate Accounting and HR Manager from 2010 to 2015.	N/A	N/A
Julian G. Winters 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 47	Chief Compliance Officer.	Indefinite, Since August 2013.	Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007.	N/A	N/A

The Board oversees the Trust and certain aspects of the services provide by that the Adviser and the Fund’s other service providers. Each trustee will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. Each officer of the Trust serves at the pleasure of the Board and for a term of one year or until their successors have been duly elected and qualified.

The Trust has a standing Audit Committee of the Board composed of Mr. Urban, Ms. Ivey and Mr. Pitt. The functions of the Audit Committee are to meet with the Trust’s independent auditors to review the scope and findings of the annual audit, discuss the Trust’s accounting policies, discuss any recommendations of the independent auditors with respect to the Trust’s management practices, review the impact of changes in accounting standards on the Trust’s financial statements, recommend to the Board the selection of independent registered public accounting firm, and perform such other duties as may be assigned to the Audit Committee by the Board. For the Trust’s most recent fiscal year ended December 31, 2015, the Audit Committee met ______ times.

The Nominating and Corporate Governance Committee is comprised of Mr. Urban, Ms. Ivey and Mr. Pitt. The Nominating and Corporate Governance Committee’s purposes, duties and powers are set forth in its written charter, which is described in Exhibit C – the charter also describes the process by which shareholders of the Trust may make nominations. For the Trust’s most recent fiscal year ended December 31, 2015, the Committee met ____ times.

The Valuation Committee is comprised of Mr. Urban, Ms. Ivey and Mr. Pitt. The Valuation Committee meets as needed in the event that the Funds hold any securities that are subject to valuation and it reviews the fair valuation of such securities on an as needed basis. For the Trust’s most recent fiscal year ended December 31, 2015, the Committee met _________ times.

The Qualified Legal Compliance Committee is comprised of Mr. Urban, Ms. Ivey and Mr. Pitt. The Qualified Legal Compliance Committee receives, investigates, and makes recommendations as to the appropriate remedial action in connection with any report of evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, Trustees, or agents. For the fiscal year ended December 31, 2015, the Committee did not meet.

Trustee Compensation. Each Trustee who is not an "interested person" of the Trust may receive compensation for their services to the Trust. All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings. Each Trustee will receive an annual retainer of $18,000.

Name of Person / Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued As Part of Funds Expenses	Estimated Annual Benefits upon Retirement	Total Compensation From Fund and Fund Complex Paid To Trustees (*)(1)
David J. Urban, Trustee	$xxxxx	$0	$0	$xxxxx
Mary Lou H. Ivey, Trustee	$xxxxx	$0	$0	$xxxx
Theo H. Pitt, Jr., Trustee	$xxxxx	$0	$0	$xxxx
*	Trust does not pay deferred compensation.

(1)  The “Fund Complex” consists of the Trust, which is comprised of the fifteen Funds.

[As of December 31, 2015, no Trustees owned any amounts of Fund shares.]

Sales Loads. No front-end or deferred sales charges are applied to purchase of Fund shares by current or former trustees, officers, employees or agents of the Trust, the Adviser or the principal underwriter and by the members of their immediate families.

The Chairman of the Board is Mr. Pasco, who is an “interested person” of the Trust, within the meaning of the 1940 Act. The Trust does not have a “lead” independent trustee. The use of an interested Chairman balanced by an independent Audit Committee allows the Board to access the expertise necessary of oversee the Trust, identify risks, recognize shareholder concerns and needs and highlight opportunities. The Audit Committee is able to focus Board time and attention to matters of interest to shareholders and, through its private sessions with the Trust’s auditor, Chief Compliance Officer and legal counsel, stay fully informed regarding management decisions. Considering the size of the Trust and its shareholder base, the Trustees have determined that an interested Chairman balanced by an independent Audit Committee is the appropriate leadership structure for the Board of Trustees.

Mutual funds face a number of risks, including investment risk, compliance risk and valuation risk. The Board oversees management of the Fund’s risks directly and through its officers. While day-to-day risk management responsibilities rest with the each Fund’s Chief Compliance Officer, investment advisers and other service providers, the Board monitors and tracks risk by: (1) receiving and reviewing quarterly reports related to the performance and operations of the Funds; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust, including the Trust’s valuation policies and transaction procedures; (3) periodically meeting with the portfolio manager to review investment strategies, techniques and related risks; (4) meeting with representatives of key service providers, including the Fund’s investment advisers, administrator, distributor, transfer agent and the independent registered public accounting firm, to discuss the activities of the Funds; (5) engaging the services of the Chief Compliance Officer of the each Fund to monitor and test the compliance procedures of the Trust and its service providers; (6) receiving and reviewing reports from the Trust’s independent registered public accounting firm regarding the Fund’s financial condition and the Trust’s internal controls; and (7) receiving and reviewing an annual written report prepared by the Chief Compliance Officer reviewing the adequacy of the Trust’s compliance policies and procedures and the effectiveness of their implementation. The Board has concluded that its general oversight of the investment advisers and other service providers as implemented through the reporting and monitoring process outlined above allows the Board to effectively administer its risk oversight function.

Each Trustee was nominated to serve on the Board of Trustees based on their particular experiences, qualifications, attributes and skills. The characteristics that have led the Board to conclude that each of the Trustees should continue to serve as a Trustee of the Trust are discussed below.

Policies Concerning Personal Investment Activities. The Fund, the Adviser, and the Distributor have each adopted a Code of Ethics, pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel, subject to their particular code of ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own account.

The Codes of Ethics are on file with, and can be reviewed and copied at the SEC Public Reference Room in Washington, D. C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet website at http://www.sec.gov.

SHAREHOLDER INFORMATION

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the investment advisory agreement with the Adviser.

As of [December 31, 2015], the Trustees and officers of the Trust own beneficially none of the outstanding shares of the Fund. As of [December 31, 2015], the following persons were considered to be either a control person or principal shareholder of the Predecessor Fund.

Investor Class

Name and Address	% Ownership	Type of Ownership

Institutional Class

Name and Address	% Ownership	Type of Ownership
[1]		Record

[1]	The Fund’s shares are sold through channels including broker-dealer intermediaries that may establish single, omnibus accounts with the Fund’s transfer agent. The beneficial owners of these shares, however, are the individual investors who maintain accounts within these broker-dealer intermediaries.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. The Adviser may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund’s shares so long as such placements are made pursuant to policies approved by the Fund’s Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

The Section 28(e) of the Securities Exchange Act of 1934 and the Investment Advisory Agreement, the Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Investment Advisory Agreement. Due to research services provided by brokers, the Fund may direct trades to certain brokers.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Fund and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined ("blocked") basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. The allocation may be adjusted by the Adviser, taking into account such factors as the size of the individual orders and transaction costs, when the Adviser believes an adjustment is reasonable.

The following table sets forth the brokerage commissions paid by the Predecessor Fund on its portfolio brokerage transactions during the periods shown:

Fiscal Year End	Brokerage Commissions
December 31, 2014*	$1,147.24
December 31, 2015

* For the period January 31, 2014 (inception date of the Fund) through December 31, 2014.

DESCRIPTION OF SHARES

The Trust was organized as a Delaware statutory trust on April 9, 2007. The Trust’s Agreement and Declaration of Trust authorizes the Board to issue an unlimited number of full and fractional shares of beneficial interest in the Trust and to classify or reclassify any unissued shares into one or more series of shares. The Agreement and Declaration of Trust further authorizes the trustees to classify or reclassify any series of shares into one or more classes. The Trust’s shares of beneficial interest have no par value.

Shares have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the applicable prospectus, shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust or an individual fund, shareholders of a fund are entitled to receive the assets available for distribution belonging to the particular fund, and a proportionate distribution, based upon the relative asset values of the respective fund, of any general assets of the Trust not belonging to any particular fund which are available for distribution.

Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class, except as otherwise expressly required by law or when the Board determines that the matter to be voted on affects only the interests of shareholders of a particular class. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate of the Trust’s outstanding shares may elect all of the trustees, irrespective of the votes of other shareholders.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund affected by the matter. A particular fund is deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are substantially identical or that the matter does not affect any interest of the fund. Under the Rule, the approval of an investment management agreement or any change in an investment objective, if fundamental, or in a fundamental investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts and the election of trustees may be effectively acted upon by shareholders of the Trust voting without regard to series or class.

The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Upon the written request of shareholders owning at least 25% of the Trust’s shares, the Trust will call for a meeting of shareholders to consider the removal of one or more trustees and other certain matters. To the extent required by law, the Trust will assist in shareholder communication in such matters.

The Board has full power and authority, in its sole discretion, and without obtaining shareholder approval, to divide or combine the shares of any class or series thereof into a greater or lesser number, to classify or reclassify any issued shares or any class or series thereof into one or more classes or series of shares, and to take such other action with respect to the Trust’s shares as the Board may deem desirable. The Agreement and Declaration of Trust authorizes the trustees, without shareholder approval, to cause the Trust to merge or to consolidate with any corporation, association, trust or other organization in order to change the form of organization and/or domicile of the Trust or to sell or exchange all or substantially all of the assets of the Trust, or any series or class thereof, in dissolution of the Trust, or any series or class thereof. The Agreement and Declaration of Trust permits the termination of the Trust or of any series or class of the Trust by the trustees without shareholder approval. However, the exercise of such authority by the Board without shareholder approval may be subject to certain restrictions or limitations under the 1940 Act.

CODES OF ETHICS

The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, Distributor and Administrator have each adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements, or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

ADDITIONAL TAX INFORMATION

If the Fund qualifies as a regulated investment company (“RIC”) and distributes to its shareholders, for each taxable year, at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Internal Revenue Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, any ordinary income or capital gain retained by the Fund will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 35%). The Fund intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.

The Fund will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income with respect to each calendar year and undistributed capital gains if it fails to meet certain distribution requirements with respect to the one-year period ending on October 31 in that calendar year. To avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of (i) 98.2% of the Fund’s ordinary income (computed on a calendar year basis), (ii) 98% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31) and (iii) any income realized, but not distributed, and on which it paid no federal income tax in preceding years. The Funds generally intend to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal market conditions, do not expect to be subject to this excise tax.

The Fund may be required to recognize taxable income in circumstances in which it does not receive cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment in kind interest or, in certain cases, with increasing interest rates or that are issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether cash representing such income is received by the Fund in the same taxable year. Because any original issue discount accrued will be included in the Fund’s “investment company taxable income” (discussed above) for the year of accrual, the Fund may be required to make a distribution to its shareholders to satisfy the distribution requirement, even though it will not have received an amount of cash that corresponds with the income earned.

To the extent that a Fund has capital loss carryforwards from prior tax years, those carryforwards will reduce the net capital gains that can support the Fund’s distribution of Capital Gain Dividends. If the

Fund uses net capital losses incurred in taxable years beginning on or before December 22, 2010 (pre-2011 losses), those carryforwards will not reduce the Fund’s current earnings and profits, as losses incurred in later years will. As a result, if that Fund then makes distributions of capital gains recognized during the current year in excess of net capital gains (as reduced by carryforwards), the portion of the excess equal to pre-2011 losses factoring into net capital gain will be taxable as an ordinary dividend distribution, even though that distributed excess amount would not have been subject to tax if retained by the Fund. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. Beginning in 2011, a RIC is permitted to carry forward net capital losses indefinitely and may allow losses to retain their original character (as short or as long-term). For net capital losses recognized prior to such date, such losses are permitted to be carried forward up to 8 years and are characterized as short-term. These capital loss carryforwards may be utilized in future years to offset net realized capital gains of the Fund, if any, prior to distributing such gains to shareholders. Except as set forth in “Failure to Qualify as a RIC,” the remainder of this discussion assumes that the Fund will qualify as a RIC for each taxable year.

Failure to Qualify as a RIC.  If the Fund is unable to satisfy the 90% distribution requirement or otherwise fails to qualify as a RIC in any year, it will be subject to corporate level income tax on all of its income and gain, regardless of whether or not such income was distributed. Distributions to the Fund’s shareholders of such income and gain will not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders, and non-corporate shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation, provided in each case that certain holding period and other requirements are satisfied.

Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholders’ tax basis in their Fund shares, and any remaining distributions would be treated as a capital gain. To qualify as a RIC in a subsequent taxable year, the Fund would be required to satisfy the source-of-income, the asset diversification, and the annual distribution requirements for that year and dispose of any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Internal Revenue Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, the Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which the Fund failed to qualify for tax treatment as a RIC that are recognized within the subsequent 10 years, unless the Fund made a special election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.

Taxation for U.S. Shareholders.  Distributions paid to U.S. shareholders by the Fund from its investment company taxable income (which is, generally, the Fund’s ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) are generally taxable to U.S. shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. Such distributions (if designated by the Fund) may qualify (i) for the dividends received deduction in the case of corporate shareholders under Section 243 of the Internal Revenue Code to the extent that the Fund’s income consists of dividend income from U.S. corporations, excluding distributions from tax-exempt organizations, exempt farmers’ cooperatives or real estate investment trusts or (ii) in the case of individual shareholders, as qualified dividend income eligible to be taxed at reduced rates under Section 1(h)(11) of the Internal Revenue Code (which provides for a maximum 20% rate) to the extent that the Fund receives qualified dividend income, and provided in each case certain holding period and other requirements are met. Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive income tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation generally excludes any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company. Distributions made to a U.S. shareholder from an excess of net long-term capital gains over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to such shareholder but retained by the Fund, are taxable to such shareholder as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time such shareholder owned the shares of the Fund. Distributions in excess of the Fund’s earnings and profits will be treated by the U.S. shareholder, first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of the U.S. shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to the U.S. shareholder (assuming the shares are held as a capital asset).

The Fund is not required to provide written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions. The Forms 1099 will instead serve this notice purpose.

As a RIC, the Fund will be subject to the AMT, but any items that are treated differently for AMT purposes must be apportioned between the Fund and the shareholders and this may affect the shareholders’ AMT liabilities. The Fund intends in general to apportion these items in the same proportion that dividends paid to each shareholder bear to the Fund’s taxable income (determined without regard to the dividends paid deduction.

For purpose of determining (i) whether the annual distribution requirement is satisfied for any year and (ii) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the U.S. shareholders on December 31 of the year in which the dividend was declared.

The Fund intends to distribute all realized capital gains, if any, at least annually. If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of shares owned by a shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholders.

Sales and other dispositions of the shares of the Fund generally are taxable events. U.S. shareholders should consult their own tax advisor with reference to their individual circumstances to determine whether any particular transaction in the shares of the Fund is properly treated as a sale or exchange for federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. The sale or other disposition of shares of the Fund will generally result in capital gain or loss to the shareholder equal to the difference between the amount realized and the shareholder’s adjusted tax basis in the shares sold or exchanged, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by such shareholder with respect to such shares. A loss realized on a sale or exchange of shares of the Fund generally will be disallowed if other substantially identical shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income of corporations. For non-corporate taxpayers, short-term capital gain will currently be taxed at the rate applicable to ordinary income, while long-term capital gain generally will be taxed at a maximum rate of 20%. Capital losses are subject to certain limitations.

Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the Internal Revenue Service on the Fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.

For those securities defined as "covered" under current Internal Revenue Service cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not "covered." The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

Certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Options, Futures, Forward Contracts, Swap Agreements, Hedges, Straddles and Other Transactions. In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized (i) when the option contract expires, (ii) the option is exercised by the holder, or (iii) the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. The gain or loss that may arise in respect of any termination of the Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss, depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of the Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Internal Revenue Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or fail to qualify for the 70% dividends-received deduction, as the case may be.

The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, equity indices and debt securities) will be governed by section 1256 of the Internal Revenue Code (“Section 1256 Contracts”). Gains or losses on Section 1256 Contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 Contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of futures and options transactions, the Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements) as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance may be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid the Fund-level tax. The Fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules.

Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between the Fund’s book income and the sum of its taxable income and net tax-exempt income (if any). If there is a difference between the Fund’s book income and the sum of its taxable income and net tax-exempt income (if any), the Fund may be required to distribute amounts in excess of its book income or a portion of Fund distributions may be treated as a return of capital to shareholders. If the Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Original Issue Discount, Pay-In-Kind Securities, Market Discount and Commodity-Linked Notes. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s taxable income (and required to be distributed by the Fund) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.

Some debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligations issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. In the case of higher-risk securities, the amount of market discount may be unclear. See “Higher-Risk Securities.”

Some debt obligations (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price), or OID in the case of certain types of debt obligations. The Fund will be required to include the acquisition discount, or OID, in income (as ordinary income) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

In addition, payment-in-kind securities will, and commodity-linked notes may, give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Higher-Risk Securities.  To the extent such investments are permissible for the Fund, the Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. In limited circumstances, it may also not be clear whether the Fund should recognize market discount on a debt obligation, and if so, what amount of market discount the Fund should recognize. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Issuer Deductibility of Interest.  A portion of the interest paid or accrued on certain high yield discount obligations owned by the Fund may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.

Interest paid on debt obligations owned by the Fund, if any, that are considered for U.S. tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

Tax-Exempt Shareholders.  A tax-exempt shareholder could recognize unrelated business taxable income (“UBTI”) by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Internal Revenue Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in a taxable mortgage pool (“TMPs”) if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Internal Revenue Code) that realizes any UBTI for a taxable year, must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in the Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in the Fund that recognizes “excess inclusion income,” then the regulated investment company will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders, at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Fund has not yet determined whether such an election will be made. CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in the Fund.

Passive Foreign Investment Companies.  A passive foreign investment company (“PFIC”) is any foreign corporation: (i) 75% or more of the gross income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Equity investments by the Fund in certain PFICs could potentially subject the Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, if the Fund is in a position to and elects to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), the Fund will be required to include its share of the PFIC s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, the Fund may make an election to mark the gains (and to a limited extent losses) in its PFIC holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

Foreign Currency Transactions. The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Foreign Taxation.  Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. The Fund does not expect to be eligible to pass through to shareholders a credit or deduction for such taxes.

Foreign Shareholders.  Capital Gain Dividends are generally not subject to withholding of U.S. federal income tax. Absent a specific statutory exemption, dividends other than Capital Gain Dividends paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Internal Revenue Code (such shareholder, a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.

Effective for taxable years of a regulated investment company beginning before January 1, 2012, a regulated investment company is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that does not provide a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within a foreign country that has inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests as described below) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported by the regulated investment company (“short-term capital gain dividends”). If the Fund invests in an underlying fund that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign persons.

The Fund is permitted to report such part of its dividends as interest-related or short-term capital gain dividends as are eligible, but is not required to do so. These exemptions from withholding will not be available to foreign shareholders of Funds that do not currently report their dividends as interest-related or short-term capital gain dividends.

In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund or to the Capital Gain Dividend the foreign shareholder received (as described below).

Special rules would apply if the Fund were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USPRIs, interests in real property located outside the United States, and other assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.

If the Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable to gains realized by the Fund on the disposition of USRPIs or to distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands generally would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund. On and after January 1, 2012, this “look-through” USRPI treatment for distributions by the Fund, if it were either a USRPHC or would be a USRPHC but for the operation of the exceptions referred to above, to foreign shareholders applies only to those distributions that, in turn, are attributable to distributions received by the Fund from a lower-tier REIT, unless Congress enacts legislation providing otherwise.

In addition, if the Fund were a USRPHC or former USRPHC, it could be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

Whether or not the Fund is characterized as a USRPHC will depend upon the nature and mix of the Fund’s assets. The Fund does not expect to be a USRPHC. Foreign shareholders should consult their tax advisors concerning the application of these rules to their investment in the Fund.

If a beneficial holder of Fund shares who is a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the beneficial holder’s conduct of that trade or business, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

If a beneficial holder of Fund shares who is a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by that beneficial holder in the United States.

To qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders in the Fund should consult their tax advisers in this regard.

A beneficial holder of Fund shares who is a foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

Backup Withholding. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholder Reporting Obligations With Respect to Foreign Financial Assets. Certain individuals (and, if provided in future guidance, certain domestic entities) must disclose annually their interests in “specified foreign financial assets” on IRS Form 8938, which must be attached to their U.S. federal income tax returns for taxable years beginning after March 18, 2010. The IRS has not yet released a copy of the Form 8938 and has suspended the requirement to attach Form 8938 for any taxable year for which an income tax return is filed before the release of Form 8938. Following Form 8938’s release, individuals will be required to attach to their next income tax return required to be filed with the IRS a Form 8938 for each taxable year for which the filing of Form 8938 was suspended. Until the IRS provides more details regarding this reporting requirement, including in Form 8938 itself and related Treasury regulations, it remains unclear under what circumstances, if any, a shareholder’s (indirect) interest in the Funds’ “specified foreign financial assets,” if any, will be required to be reported on this Form 8938.

Other Reporting and Withholding Requirements. Rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”) made after December 31, 2012. Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends and interest made on or after January 1, 2014, and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest made on or after January 1, 2015.

The IRS has issued only very preliminary guidance with respect to these new rules; their scope remains unclear and potentially subject to material change. Very generally, it is possible that distributions made by the Fund after the dates noted above (or such later dates as may be provided in future guidance) to a shareholder, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., Capital Gain Dividends, Short-Term Capital Gain Dividends and interest-related dividends, as described above) will be subject to the new 30% withholding requirement. Payments to a foreign shareholder that is a “foreign financial institution” will generally be subject to withholding, unless such shareholder enters into a timely agreement with the IRS. Payments to shareholders that are U.S. persons or foreign individuals will generally not be subject to withholding, so long as such shareholders provide the Fund with such certifications or other documentation, including, to the extent required, with regard to such shareholders’ direct and indirect owners, as the Fund requires to comply with the new rules. Persons investing in the Fund through an intermediary should contact their intermediary regarding the application of the new reporting and withholding regime to their investments in the Fund.

Shareholders are urged to consult a tax advisor regarding this new reporting and withholding regime, in light of their particular circumstances.

Shares Purchased through Tax-Qualified Plans. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation.

FATCA. Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

The foregoing is a general and abbreviated summary of the provisions of the Internal Revenue Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their tax advisors regarding specific questions as to U.S. federal income, estate or gift taxes, or foreign, state, local taxes or other taxes.

PRICING AND PURCHASE OF FUND SHARES

PRICING OF FUND SHARES

General Policy. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

Equity Securities. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust’s Board of Trustees.

Money Market Securities and other Debt Securities. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust’s Board of Trustees.

Use of Third-Party Independent Pricing Agents. Pursuant to contracts with the Administrator, market prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board of Trustees of the Trust. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

PURCHASES AND SALES THROUGH BROKER DEALERS

The Fund may be purchased through broker dealers and other intermediaries. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, received the order. Customer orders will be priced at the Fund’s net asset value next computed after they are received by an authorized broker or the broker’s authorized designee.

REDEMPTIONS IN KIND

The Fund does not intend to redeem shares in any form except cash. However, if the redemption amount is over the lesser of $250,000 or 1% of the Fund’s net asset value, pursuant to an election under Rule 18f-1 under the 1940 Act by the Trust on behalf of the Fund, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses such as the payment of brokerage commissions on the sale or other disposition of the securities received from the Fund.

ADDITIONAL SERVICE PROVIDERS

CUSTODIAN

Fifth Third Bank. (the "Custodian"), 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as the custodian of the Fund’s assets. The Custodian has entered into a foreign sub-custody arrangement with The Bank of New York, as the approved foreign custody manager (the Delegate) to perform certain functions with respect to the custody of the Fund’s assets outside of the United States of America. The Delegate shall place and maintain the Fund’s assets with an eligible foreign custodian; provided that, the Delegate shall be required to determine that the Fund’s assets will be subject to reasonable care based on the standards applicable to custodians in the relevant market.

FUND SERVICES

Pursuant to a Fund Services Agreement, Commonwealth Fund Services, Inc. (“CFS”) 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 serves as the Fund’s administrator, transfer agent and accounting agent.

In its capacity as administrator, CFS supervises all aspects of the operations of the Fund except those performed by the Adviser. John Pasco, III, Chairman of the Board of Trustees of the Trust, is the sole owner of CFS. CFS will provide certain administrative services and facilities for the Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements. CFS, as administrative agent for the Fund, will provide shareholder, recordkeeping, administrative and blue-sky filing services.

As transfer agent, CFS provides certain shareholder and other services to the Fund, including furnishing account and transaction information and maintaining shareholder account records. CFS will be responsible for processing orders and payments for share purchases. CFS will mail proxy materials (and receive and tabulate proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. CFS will disburse income dividends and capital distributions and prepare and file appropriate tax-related information concerning dividends and distributions to shareholders.

CFS also provides accounting services to the Fund. CFS will be responsible for accounting relating to the Fund and its investment transactions; maintaining certain books and records of the Fund; determining daily the net asset value per share of the Fund; and preparing security position, transaction and cash position reports. CFS also monitors periodic distributions of gains or losses on portfolio sales and maintains a daily listing of portfolio holdings. CFS is responsible for providing expenses accrued and payment reporting services, tax-related financial information to the Trust, and for monitoring compliance with the regulatory requirements relating to maintaining accounting records.

CFS receives, for administrative services, an asset-based fee based computed daily and paid monthly on the average daily net assets of the Fund, subject to a minimum fee plus out-of-pocket expenses. CFS receives, for transfer agency services, per account fees computed daily and paid monthly, subject to a minimum fee plus out-of-pocket expenses. CFS receives, for fund accounting services, an asset-based fee, computed daily and paid monthly on the average daily net assets of the Fund, subject to a minimum fee plus out-of-pocket expenses.

Prior to the reorganization, Cortland Fund Services, LLC, 225 W. Washington Street, 21st Floor, Chicago, Illinois 60606, acted as Administrator to the Predecessor Fund. For the period January 31, 2014 (the Fund’s inception date) through December 31, 2014, the Adviser paid the Administrator $27,500 for administrative services. For the fiscal year ended December 31, 2015, the Adviser paid the Administrator $________ for administrative services.

Prior to the reorganization, Mutual Shareholder Services, LLC. (“MSS”), 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, acted as the Predecessor Fund’s sub-transfer agent. For the period January 31, 2014 (the Fund’s inception date) through December 31, 2014, the Adviser paid MSS $43,344.74 for transfer agent and accounting services. For fiscal year ended December 31, 2015, the Adviser paid MSS $_______ for transfer agent and accounting services.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of ___________ has been selected as independent registered public accounting firm for the Fund for the fiscal year ending __________, 2016. The independent registered public accounting firm performs an annual audit of the Fund’s financial statements and provides financial, tax and accounting consulting services as requested.

LEGAL COUNSEL

The Law Offices of John H. Lively & Associates, Inc., a member firm of The 1940 Act Law GroupTM, 11300 Tomahawk Creek Parkway, Suite 310, Leawood, KS 66211, serves as legal counsel for the Trust and Fund.

DISTRIBUTOR

First Dominion Capital Corp. ("FDCC" or the "Distributor"), located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as the principal underwriter and national distributor for the shares of the Fund pursuant to a Distribution Agreement (the "Distribution Agreement"). The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval.

FDCC is registered as a broker-dealer and is a member of the Financial Industry Regulatory Authority. The offering of the Fund’s shares is continuous. The Distributor may receive Distribution 12b-1 and Service Fees from the Fund, as described in the applicable prospectus and this SAI.

John Pasco, III, interested trustee and Chairman of the Board, is the sole owner of CFS.

Prior to the reorganization, Rafferty Capital Markets, LLC (the “Distributor”), located at 1010 Franklin Avenue, Suite 300A, Garden City, NY 11530, served as the principal underwriter and distributor of the Predecessor Fund’s shares.

ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Purchasing Shares. You may purchase shares of the Fund directly from the Distributor. You may also buy shares through accounts with brokers and other institutions ("authorized institutions") that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures. Your institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your authorized institution. The offering price per share is equal to the NAV next determined after the Fund or authorized institution receives your purchase order, plus any applicable sales charge.

Your authorized institution is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Fund on time. Certain authorized institutions have agreements with the Fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the authorized institution must send your payment to the Fund by the time it prices its shares on the following day. If your authorized institution fails to do so, it may be responsible for any resulting fees or losses.

The Fund reserves the right to reject any purchase order and to suspend the offering of shares. Under certain circumstances the Trust or the Adviser may waive the minimum initial investment for purchases by officers, trustees, and employees of the Trust and its affiliated entities and for certain related advisory accounts and retirement accounts (such as IRAs). The Fund may also change or waive policies concerning minimum investment amounts at any time.

Exchanging Shares. If you request the exchange of the total value of your account from one fund to another, we will reinvest any declared but unpaid income dividends and capital gain distributions in the new fund at its net asset value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange appears in the tax section in this SAI.

If a substantial number of shareholders sell their shares of the Fund under the exchange privilege, within a short period, the Fund may have to sell portfolio securities that it would otherwise have held, thus incurring additional transactional costs. Increased use of the exchange privilege may also result in periodic large inflows of money. If this occurs, it is the Fund’s general policy to initially invest in short-term, interest-bearing money market instruments.

However, if the Adviser believes that attractive investment opportunities (consistent with the Fund’s investment objective and policies) exist immediately, then it will invest such money in portfolio securities in as orderly a manner as is possible.

The proceeds from the sale of shares of the Fund may not be available until the third business day following the sale. The fund you are seeking to exchange into may also delay issuing shares until that third business day. The sale of Fund shares to complete an exchange will be effected at net asset value of the Fund next computed after your request for exchange is received in proper form.

Eligible Benefit Plans. An eligible benefit plan is an arrangement available to the employees of an employer (or two or more affiliated employers) having not less than 10 employees at the plan’s inception, or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least 5 initial participants with accounts investing or invested in Fund shares and/or certain other funds.

The initial purchase by the eligible benefit plan and prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $2,500 and subsequent purchases must be at least $50 per account and must aggregate at least $250. Purchases by the eligible benefit plan must be made pursuant to a single order paid for by a single check or federal funds wire and may not be made more often than monthly. A separate account will be established for each employee, spouse or child for which purchases are made. The requirements for initiating or continuing purchases pursuant to an eligible benefit plan may be modified and the offering to such plans may be terminated at any time without prior notice.

Selling Shares. You may sell your shares by giving instructions to the Transfer Agent by mail or by telephone. The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.

The Fund’s procedure is to redeem shares at the NAV next determined after the Transfer Agent receives the redemption request in proper order, less any applicable deferred sales charge on purchases held for less than one year and for which no sales charge was paid at the time of purchase. Payment will be made promptly, but no later than the seventh day following the receipt of the redemption request in proper order. The Board may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays, (b) the SEC has by order permitted such suspension, or (c) an emergency, as defined by rules of the SEC, exists during which time the sale of Fund shares or valuation of securities held by the Fund are not reasonably practicable.

SHAREHOLDER SERVICES

As described briefly in the applicable prospectus, the Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the account application provided with the prospectus to open your account.

Telephone Transactions. A shareholder may redeem shares or transfer into another fund by telephone if this service is requested at the time the shareholder completes the initial account application. If it is not elected at that time, it may be elected at a later date by making a request in writing to the Transfer Agent and having the signature on the request guaranteed. The Fund employs reasonable procedures designed to confirm the authenticity of instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions. As a result of this policy, a shareholder authorizing telephone redemption or transfer bears the risk of loss which may result from unauthorized or fraudulent transactions which the Fund believes to be genuine. When requesting a telephone redemption or transfer, the shareholder will be asked to respond to certain questions designed to confirm he shareholder’s identity as the shareholder of record. Cooperation with these procedures helps to protect the account and the Fund from unauthorized transactions.

Automatic Investment Plan. Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from a checking or savings account for investment into the Fund. This does not require a commitment for a fixed period of time. A shareholder may change the monthly investment, skip a month or discontinue the Automatic Investment Plan as desired by notifying the Transfer Agent at (800) 628-4077.

Retirement Plans. Fund shares are available for purchase in connection with the following tax-deferred prototype retirement plans:

•	Traditional IRA. An individual retirement account. Your contribution may or may not be deductible depending on your circumstances. Assets can grow tax-deferred and distributions are taxable as income.

•	Roth IRA. An IRA with non-deductible contributions, tax-free growth of assets, and tax-free distributions for qualified distributions.

•	Spousal IRA. An IRA funded by a working spouse in the name of a non-earning spouse.

•	SEP-IRA. An individual retirement account funded by employer contributions. Your assets grow tax-deferred and distributions are taxable as income.

•	Keogh or Profit Sharing Plans. These plans allow corporations, partnerships and individuals who are self-employed to make tax-deductible contributions of up to $35,000 for each person covered by the plans.

•	403(b) Plans. An arrangement that allows employers of charitable or educational organizations to make voluntary salary reduction contributions to a tax-deferred account.

•	401(k) Plans. Allows employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.

For information about eligibility requirements and other matters concerning these plans and to obtain the necessary forms to participate in these plans, please call the Trust at (800) 673-0550. Each plan’s custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax adviser for specific advice concerning your tax status and plans.

Exchange Privilege. To the extent that the Adviser manages other funds in the Trust, shareholders may exchange their shares for shares of any other series of the Trust managed by the Adviser, provided the shares of the Fund the shareholder is exchanging into are registered for sale in the shareholder’s state of residence. As of the date of this prospectus, the Adviser does not manage any other funds in the Trust. Each account must meet the minimum investment requirements. Also, to make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. Your exchange will take effect as of the next determination of the Fund’s NAV per share (usually at the close of business on the same day). The Transfer Agent will charge your account a $10 service fee each time you make such an exchange. The Trust reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Trust determine that it would be in the best interest of its shareholders to do so. For tax purposes, an exchange constitutes the sale of the shares of the fund from which you are exchanging and the purchase of shares of the fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

SHAREHOLDER SERVICES PLAN

The Fund has adopted a Shareholder Services Plan (“Plan”) pursuant to Rule 12b-1 of the 1940 Act for the Investor Class shares. As required by Rule 12b-1, the Plan (together with the Distribution Agreement) has been approved by the Trustees and separately by a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan and the Distribution Agreement.

Potential benefits of the Plan to the Fund include improved shareholder services, savings to the Fund in transfer agency costs, savings to the Fund in other expenses, benefits to the investment process through growth and stability of assets, and maintenance of a financially healthy management organization. The continuation of the Plan must be considered by the Trustees annually.

Under the Plan, the Investor Class shares of the Fund may expend up to 0.20% of the Class’s average daily net assets annually to finance any activity related to the servicing of shareholder accounts, provided the Trustees have approved the category of expenses for which payment is being made.

The Plan is a type of plan known as a “compensation” plan because payments are made for services rendered to the Fund with respect to Fund shares regardless of the level of expenditures made by the Fund’s distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Plan and considering the annual renewal of the Plan. The Distributor has indicated that it expects its expenditures to include, without limitation: (i) the printing and mailing to prospective investors of Fund prospectuses, statements of additional information, any supplements thereto, and shareholder reports; (ii) those relating to the development, preparation, printing, and mailing of advertisements, sales literature, and other promotional materials describing and/or relating to shares of the Fund; (iii) holding seminars and sales meetings designed to promote the distribution of the Fund’s shares; (iv) obtaining information and providing explanations to wholesale and retail distributors of the Fund’s investment objectives and policies and other information about the Fund; (v) training sales personnel regarding the shares of the Fund; and (vi) financing any other activity that the Fund’s distributor determines is primarily intended to result in the sale of shares of the Fund.

[For the fiscal year ending December 31, 2015, the Predecessor Fund paid 12b-1 fees relating to the following types of activities: ]

Activity	Amount	Allocation

Advertising/Marketing	$0	0%
Printing and Mailing prospectus to potential investors	$0	0%
Compensation to Underwriter	$0	0%
Compensation to Broker-Dealers	$0	0%
Compensation to Sales Personnel	$0	0%
Interest, carrying, or other financing charges	$0	0%
Other	$xxx	100%

DISCLOSURE OF PORTFOLIO HOLDINGS

This Disclosure of Portfolio Securities Holdings Policy (the “Policy”) shall govern the disclosure of the portfolio securities holdings of each series (individually and collectively the “Fund” or “Funds”) of the World Funds Trust (the “Trust”). The Trust maintains this Policy to ensure that disclosure of information about portfolio securities is in the best interests of the Fund and the Fund’s shareholders. The Board reviews these policies and procedures as necessary and compliance will be periodically assessed by the Board in connection with a report from the Trust’s Chief Compliance Officer. In addition, the Board has reviewed and approved the list below of entities that may receive portfolio holdings information prior to and more frequently than the public disclosure of such information (i.e., “non-standard disclosure"). The Board has also delegated authority to the officers of the Trust and Adviser to provide such information in certain circumstances (see below).

The Trust is required by the SEC to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Trust’s annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters. The portfolio holdings information provided in these reports is as of the end of the respective quarter. Form N-CSR must be filed with the SEC no later than ten (10) calendar days after the Trust transmits its annual or semi-annual report to its shareholders. Form N-Q must be filed with the SEC no later than sixty (60) calendar days after the end of the applicable quarter.

The Trust’s service providers which have contracted to provide services to the Trust and its funds, including, for example, the custodian and the fund accountants, and that require portfolio holdings information in order to perform those services, may receive non-standard disclosure. Non-standard disclosure of portfolio holdings information may also be provided to a third-party when the Trust has a legitimate business purpose for doing so. The Trust has the following ongoing arrangements with certain third parties to provide the Fund’s portfolio holdings information:

1.	to the Trust’s auditors within sixty (60) days after the applicable fiscal period or other periods as necessary for use in providing audit opinions and other advice related to financial, regulatory, or tax reporting;

2.	to financial printers within sixty (60) days after the applicable fiscal period for the purpose of preparing Trust regulatory filings; and

3.	to the Trust’s administrator, custodian, transfer agent and accounting services provider on a daily basis in connection with their providing services to the Fund.

The Trust’s service providers may also disclose non-public portfolio holdings information if such disclosure is required by applicable laws, rules or regulations, or by regulatory authorities. Additionally, the Adviser may establish ongoing arrangements with certain third parties to provide the Fund’s portfolio holdings information that the Adviser determines that the Fund has a legitimate business purpose for doing so and the recipient is subejct to a duty of confidentiality. These third parties may include:

1.	financial data processing companies that provide automated data scanning and monitoring services for the Fund;

2.	research companies that allow the Adviser to perform attribution analysis for the Fund; and

3.	the Adviser’s proxy voting agent to assess and vote proxies on behalf of the Fund.

From time to time, employees of the Adviser may express their views orally or in writing on the Fund’s portfolio securities or may state that the Fund has recently purchased or sold, or continues to own, one or more securities. The securities subject to these views and statements may be ones that were purchased or sold since a Fund’s most recent quarter-end and therefore may not be reflected on the list of the Fund’s most recent quarter-end portfolio holdings. These views and statements may be made to various persons, including members of the press, brokers and other financial intermediaries that sell shares of the Fund, shareholders in the Fund, persons considering investing in the Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and other entities for which the Adviser may determine. The nature and content of the views and statements provided to each of these persons may differ. From time to time, employees of the Adviser also may provide oral or written information (“portfolio commentary”) about the Fund, including, but not limited to, how the Fund’s investments are divided among various sectors, industries, countries, investment styles and capitalization sizes, and among stocks, bonds, currencies and cash, security types, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. The Adviser may also provide oral or written information (“statistical information”) about various financial characteristics of the Fund or its underlying portfolio securities including, but not limited to, alpha, beta, R-squared, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics. This portfolio commentary and statistical information about the Fund may be based on the Fund’s portfolio as of the most recent quarter-end or the end of some other interim period, such as month-end. The portfolio commentary and statistical information may be provided to various persons, including those described in the preceding paragraph. The nature and content of the information provided to each of these persons may differ.

Additionally, employees of the Adviser may disclose one or more of the portfolio securities of the Fund when purchasing and selling securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities, or in connection with litigation involving the Fund’s portfolio securities. The Adviser does not enter into formal non-disclosure or confidentiality agreements in connection with these situations; however, the Fund would not continue to conduct business with a person who the Adviser believed was misusing the disclosed information.

The Adviser may manage products sponsored by companies other than itself, including investment companies, offshore funds, and separate accounts. In many cases, these other products are managed in a similar fashion to the Fund and thus have similar portfolio holdings. The sponsors of these other products may disclose the portfolio holdings of their products at different times than the Adviser discloses portfolio holdings for the Fund.

The Trust and the Adviser currently have no other arrangements for the provision of non-standard disclosure to any party or shareholder. Other than the non-standard disclosure discussed above, if a third-party requests specific, current information regarding the Fund’s portfolio holdings, the Trust will refer the third-party to the latest regulatory filing.

All of the arrangements above are subject to the policies and procedures adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Trust and its shareholders. There may be instances where the interests of the Trust’s shareholders respecting the disclosure of information about portfolio holdings may conflict or appear to conflict with the interests of the Adviser, any principal underwriter for the Trust or an affiliated person of the Trust (including such affiliated person’s investment adviser or principal underwriter). In such situations, the conflict must be disclosed to the Board.

Affiliated persons of the Trust who receive non-standard disclosure are subject to restrictions and limitations on the use and handling of such information, including requirements to maintain the confidentiality of such information, pre-clear securities trades and report securities transactions activity, as applicable. Affiliated persons of the Trust and third party service providers of the Trust receiving such non-standard disclosure will be instructed that such information must be kept confidential and that no trading on such information should be allowed.

Neither the Trust nor its Adviser or any affiliate thereof receives compensation or other consideration in connection with the non-standard disclosure of information about portfolio securities.

PROXY VOTING POLICIES

The Trust is required to disclose information concerning the Fund’s proxy voting policies and procedures to shareholders. The Board has delegated to Adviser the responsibility for decisions regarding proxy voting for securities held by the Fund. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board, and which are found in Appendix B. The Proxy Voting Policies and Procedures of the Trust are included as Exhibit A. Any material changes to the proxy policies and procedures will be submitted to the Board for approval. Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ending June 30, will be available (1) without charge, upon request by calling (800) 628-4077; and (2) on the SEC’s website at http://www.sec.gov.

FINANCIAL STATEMENTS

You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Fund directly at:

World Funds Trust
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
Telephone: (800) 673-0550
www.theworldfundstrust.com

The Fund is a continuation of the Predecessor Fund and, therefore, the Fund’s financial information includes results of the Predecessor Fund. The Predecessor Fund commenced operations on January 31, 2014. Shareholders of the Predecessor Fund approved the reorganization into the Fund on January ___, 2016 and received shares of the Fund on February ___, 2016.

The Annual Report for the fiscal year ended [December 31, 2015] has been filed with the SEC. The financial statements contained in the Annual Report are incorporated by reference into this SAI. The financial statements and financial highlights for the Fund included in the Annual Report have been audited by the Fund’s independent registered public accounting firm, Cohen Fund Audit Services, Ltd., whose report thereon also appears in such Annual Report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein. The financial statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

Exhibit A

World Funds Trust

PROXY VOTING POLICY AND PROCEDURES

The World Funds Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust offers multiple series (each a “Fund” and, collectively, the “Funds”). Consistent with its fiduciary duties and pursuant to Rule 30b1-4 under the 1940 Act (the “Proxy Rule”), the Board of Trustees of the Trust (the “Board”) has adopted this proxy voting policy on behalf of the Trust (the “Policy”) to reflect its commitment to ensure that proxies are voted in a manner consistent with the best interests of the Funds’ shareholders.

Delegation of Proxy Voting Authority to Fund Advisers

The Board believes that the investment advisor of each Fund (each an “Adviser” and, collectively, the “Advisers”), as the entity that selects the individual securities that comprise its Fund’s portfolio, is the most knowledgeable and best-suited to make decisions on how to vote proxies of portfolio companies held by that Fund. The Trust shall therefore defer to, and rely on, the Adviser of each Fund to make decisions on how to cast proxy votes on behalf of such Fund.

The Trust hereby designates the Adviser of each Fund as the entity responsible for exercising proxy voting authority with regard to securities held in the Fund’s investment portfolio. Consistent with its duties under this Policy, each Adviser shall monitor and review corporate transactions of corporations in which the Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Fund under the Proxy Rule and the 1940 Act. Each Adviser shall perform these duties in accordance with the Adviser’s proxy voting policy, a copy of which shall be presented to this Board for its review. Each Adviser shall promptly provide to the Board updates to its proxy voting policy as they are adopted and implemented.

Conflict of Interest Transactions

In some instances, an Adviser may be asked to cast a proxy vote that presents a conflict between the interests of a Fund’s shareholders, and those of the Adviser or an affiliated person of the Adviser. In such case, the Adviser is instructed to abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board to make a voting decision. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. In the event that the Board is required to vote a proxy because an Adviser has a conflict of interest with respect to the proxy, the Board will vote such proxy in accordance with the Adviser’s proxy voting policy, to the extent consistent with the shareholders’ best interests, as determined by the Board in its discretion. The Board shall notify the Adviser of its final decision on the matter and the Adviser shall vote in accordance with the Board’s decision.

Availability of Proxy Voting Policy and Records Available to Fund Shareholders

If a Fund has a website, the Fund may post a copy of its Adviser’s proxy voting policy and this Policy on such website. A copy of such policies and of each Fund’s proxy voting record shall also be made available, without charge, upon request of any shareholder of the Fund, by calling the applicable Fund’s toll-free telephone number as printed in the Fund’s prospectus. The Trust’s administrator shall reply to any Fund shareholder request within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

Each Adviser shall provide a complete voting record, as required by the Proxy Rule, for each series of the Trust for which it acts as adviser, to the Trust’s administrator within 30 days following the end of each 12-month period ending June 30. The Trust’s administrator will file a report based on such record on Form N-PX on an annual basis with the Securities and Exchange Commission no later than August 31st of each year.

Adopted: November 26, 2013

Amended: January 26, 2015

Exhibit B

CLIFFORD CAPITAL PARTNERS, LLC
PROXY VOTING POLICY

In order to comply with Rule 206(4)-6, as well as revision to Rule 204-2, Clifford Capital Partners, LLC (“CCP”) hereby adopts the following Proxy Voting Policy and Procedures (“Policy”) relating to the handling of proxy voting on behalf of client accounts.

This Policy is designed to ensure that CCP when requested by its clients, votes all proxies in the best interests of our clients or, with respect to the Clifford Capital Partners Fund (the “Fund”), its shareholders. Though our client agreement states that we normally vote proxies on behalf of our clients as a matter of course, if a client chooses to retain the right and power to vote his or her own proxies, of course CCP respects that decision.

In voting proxy proposals, we seek to avoid all material conflicts of interest that may arise from time to time. In cases where CCP is aware of a conflict between the interests of a client and the interests of CCP or an affiliated person (e.g., a portfolio company is a client or an affiliate of a client of CCP), CCP will notify the client of such conflict and will vote the client’s shares in accordance with the client’s instructions. In the event that CCP does not receive instructions from the client within three business days of the notice, CCP may abstain from voting or vote the proxy in what it believes (in its sole discretion) is the client’s best interests.

In cases where CCP is aware of conflict between the interest of the Fund’s shareholders and the interest of CCP or its affiliates, the Fund’s principal underwriter or an affiliated person of the Fund, then the Proxy Manager may consult with an independent consultant or outside counsel to resolve material conflicts of interest. Possible resolutions of such conflicts may include: (i) voting in accordance with the guidance of an independent consultant or outside counsel; (ii) designating a person or committee to vote that has no knowledge of any relationship between CCP and the issuer, its officers or directors, director candidates, or proxy proponents; (iii) voting in proportion to other shareholders; or (iv) voting in other ways that are consistent with CCP’s obligation to vote in its clients’ best interests.

CCP has appointed Wayne G. Pierson to oversee the proxy-voting program. He may delegate certain administrative functions of the program to another member of the staff, but retains overall responsibility for its undertaking.

I. Specific Procedures

1.	A record of each proxy received shall be maintained.
2.	When a proxy notice is received, the first step is to determine which accounts hold the security to which the proxy relates, as well as the number of votes controlled by each account. This information is listed on an Excel spreadsheet (the “Data Sheet”), along with any other relevant information, such as the date by which votes must be cast.
3.	Each proxy received will be carefully considered in order to attempt to determine the choice that will result in the most advantageous position for each client affected. Any research material necessary to make the best possible decision will be gathered and maintained, as appropriate.
•	The first consideration is whether the proxy is a routine item, a non-routine item or a conflict of interest item. Wayne Pierson is responsible for making this determination.

Routine items may include:

~Director elections
~ Selection of independent auditors
~ Increases in or reclassification of common stock
~ Changes to the board of directors

Non-routine items may include:

~ Mergers/reorganizations
~ Amendments to corporate charter or by-laws that might materially affect shareholder rights
~ Shareholder proposals opposed by management

Conflict of Interest items may include:

~ Instances where CCP manages a pension or employee benefit plan for a company soliciting proxies
~ Instances where a client or an affiliated person of CCP may serve on the Board of Directors for a company soliciting proxies

4.	Each proxy is voted according to the decisions made.

5.	The decision made with respect to each proxy is recorded on the Data sheet.

II. Voting Policies

Given that the goal of this policy is to vote each proxy in the best interest of each individual shareholder, it is possible that some proxies could be voted differently for different clients. In general, CCP believes that voting proxies in accordance with the following policies, with respect to such routine items, is in the best interests of our clients:

•	We will generally vote for the election of directors (where no corporate governance issues are implicated);

•	We will generally vote for proposals that strengthen the shared interests of shareholders and management;

•	We will generally vote for the selection of independent auditors based on management or director recommendation, unless a conflict of interest is perceived;

•	We will generally vote for proposals that we believe may lead to an increase in shareholder value;

•	We will generally vote for management recommendations adding or amending indemnification provisions in charter or by-laws;

•	We will generally vote for proposals that maintain or increase the rights of shareholders.

We will generally vote against any proposals that we believe will have negative impact on shareholder value or rights.

While all proxies will receive attention and consideration, more detailed research will be conducted for non-routine items and conflict of interest items.

III. Disclosure and Recordkeeping

A.	Disclosure of How to Obtain Voting Information

Rule 206(4)-6 requires CCP to disclose in response to any client request how the client can obtain information from CCP on how its securities were voted. Clients can obtain information on how their securities were voted by making a written request to CCP. Upon receiving a written request from a client, CCP will provide the information requested by the client within a reasonable amount of time.

Rule 206(4)-6 also requires CCP to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. Upon receiving a written request from a client, CCP will provide a copy of this policy within a reasonable amount of time. If approved by the client, this policy and any requested records may be provided electronically.

B. Recordkeeping

CCP shall keep the following records for a period of at least six years, the first two in an easily accessible place:

(i)	A copy of this Policy;
(ii)	Proxy Statements received regarding client securities;
(iii)	Records of votes cast on behalf of clients;
(iv)	Any documents prepared by CCP that were material to making a decision how to vote, or that memorialized the basis for the decision;
(v)	Records of client requests for proxy voting information, and
(vi)	With respect to the Fund, a record of each shareholder request for proxy voting information and the Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

With regard to item (ii), CCP may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies.

The Fund shall maintain a copy of each of the foregoing records that is related to proxy votes on behalf of the Fund by CCP. These records may be kept as part of CCP’s records

C. Form N-PX – Clifford Capital Partners Fund

The Clifford Capital Partners Fund must file Form N-PX with the Securities and Exchange Commission to report its proxy voting record for each twelve-month period, ending on June 30 of each year. The report must be submitted not later than August 31 and is made publically available. The CCO is responsible for ensuring that CCP maintains the information required to complete form N-PX, as listed below:

•	The name of the issuer of the portfolio security;
•	The exchange ticker symbol of the portfolio security;
•	The CUSIP number for the portfolio security;
•	The shareholder meeting date;
•	A brief identification of the matter voted on;
•	Whether the matter was proposed by the issuer or by a security holder;
•	Whether the fund cast its vote on the matter;
•	How the fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
•	Whether the fund cast its vote for or against management.

CCP’s CCO is responsible for preparing the Form N-PX and will submit the Form to the Trust upon request. The Trust will submit the Form N-PX to the SEC on behalf of the Fund.

Exhibit C

Nominating and Corporate Governance Committee Charter

World Funds Trust

Nominating and Corporate Governance Committee Membership

1.	The Nominating and Corporate Governance Committee of World Funds Trust (the “Trust”) shall be composed entirely of Independent Trustees.

Board Nominations and Functions

1.	The Committee shall make nominations for Trustee membership on the Board of Trustees, including the Independent Trustees. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the investment advisers to the Trust’s series portfolios and the Trust’s other principal service providers. Persons selected as Independent Trustees must not be “interested person” as that term is defined in the Investment Company Act of 1940, nor shall Independent Trustee have and affiliations or associations that shall preclude them from voting as an Independent Trustee on matters involving approvals and continuations of Rule 12b-1 Plans, Investment Advisory Agreements and such other standards as the Committee shall deem appropriate. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with managers or service providers. See Appendix A for Procedures with Respect to Nominees to the Board.

2.	The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Board of Trustees.

3.	The Committee shall periodically review the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

4.	The Committee shall periodically review trustee compensation and shall recommend any appropriate changes to the Independent Trustees as a group.

Committee Nominations and Functions

1.	The Committee shall make nominations for membership on all committees and shall review committee assignments at least annually.

2.	The Committee shall review, as necessary, the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

Other Powers and Responsibilities

1.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trust.

2.	The Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

Adopted:	August 2, 2013

APPENDIX A TO THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
CHARTER

WORLD FUNDS TRUST

PROCEDURES WITH RESPECT TO NOMINEES TO THE BOARD

I.	Identification of Candidates. When a vacancy on the Board of Trustees exists or is anticipated, and such vacancy is to be filled by an Independent Trustee, the Nominating and Corporate Governance Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Trust, counsel and other advisors to the Trustees, and shareholders of the Trust who submit recommendations in accordance with these procedures. In no event shall the Nominating and Corporate Governance Committee consider as a candidate to fill any such vacancy an individual recommended by any investment adviser of any series portfolio of the Trust, unless the Nominating and Corporate Governance Committee has invited management to make such a recommendation.

II.	Shareholder Candidates. The Nominating and Corporate Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder if such recommendation contains: (i) sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner as determined by the Nominating and Corporate Governance Committee in its discretion. Shareholders shall be directed to address any such recommendations in writing to the attention of the Nominating and Corporate Governance Committee, c/o the Secretary of the Trust. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

III.	Evaluation of Candidates. In evaluating a candidate for a position on the Board of Trustees, including any candidate recommended by shareholders of the Trust, the Nominating and Corporate Governance Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of public companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the candidate’s ability to qualify as an Independent Trustee and any other actual or potential conflicts of interest involving the candidate and the Trust; and (viii) such other factors as the Nominating and Corporate Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Nominating and Corporate Governance Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

OTHER INFORMATION

Item 28. Exhibits

(a)(1)	Certificate of Trust of World Funds Trust (formerly, Abacus World Funds Trust) (the “Registrant”) dated April 9, 2007.[1]

(a)(2)	Certificate of Amendment dated January 7, 2008 to the Registrant’s Certificate of Trust dated April 9, 2007.[1]

(a)(3)	Registrant’s Agreement and Declaration of Trust dated April 9, 2007, as revised June 23, 2008.[2]

(b)	Registrant’s By-Laws dated April 9, 2007.[1]

(c)	Not applicable.

(d)(1)	Investment Advisory Agreement between the Registrant and Union Street Partners, LLC with respect to the Union Street Partners Value Fund.[5,7]

(d)(2)	Investment Sub-Advisory Agreement between Union Street Partners, LLC and McGinn Investment Management, Inc. with respect to the Union Street Partners Value Fund. [7]

(d)(3)	Investment Advisory Agreement between the Registrant and Perkins Capital Management, Inc.[18]

(d)(4)	Investment Advisory Agreement between the Registrant and Dalton, Greiner, Hartman, Maher & Co., LLC with respect to the DGHM All-Cap Value Fund.[12]

(d)(5)	Investment Advisory Agreement between the Registrant and Dalton, Greiner, Hartman, Maher & Co., LLC with respect to the DGHM V2000 SmallCap Value Fund.[12]

(d)(6)	Investment Advisory Agreement between the Registrant and Real Estate Management Services Group, LLC with respect to the REMS International Real Estate Value-Opportunity Fund.[14]

(d)(7)	Investment Advisory Agreement between the Registrant and B. Riley Asset Management, a division of B. Riley Capital Management, LLC with respect to the B. Riley Diversified Equity Fund.[43]

(d)(8)	Investment Advisory Agreement between the Registrant and Toreador Research & Trading, LLC with respect to the Toreador International Fund.[20]

(d)(9)	Investment Advisory Agreement between the Registrant and Toreador Research & Trading, LLC with respect to the Toreador Core Fund.[40]

(d)(10)	Investment Advisory Agreement between the Registrant and Toreador Research & Trading, LLC with respect to the Toreador Explorer Fund.[40]

(d)(11)	Investment Advisory Agreement between the Registrant and Commonwealth Capital Management, LLC with respect to the Global Strategic Income Fund (formerly known as the European Equity Fund)).[21]

(d)(12)
Investment Sub-Advisory Agreement between Commonwealth Capital Management, LLC and Shikiar Asset Management, Inc. with respect to the Global Strategic Income Fund (formerly known as the European Equity Fund).[44]

(d)(13)	Investment Advisory Agreement between the Registrant and Real Estate Management Services, LLC with respect to the REMS Real Estate Income 50/50 Fund.[22]

(d)(14)	Investment Advisory Agreement between the Registrant and Real Estate Management Services, LLC with respect to the REMS Real Estate Value-Opportunity Fund.[23]

(d)(15)	Investment Advisory Agreement between the Registrant and Chicago Partners Investment Group, LLC with respect to the Big 4 OneFund.[25]

(d)(16)	Investment Advisory Agreement between the Registrant and Strategic Asset Management, Ltd. with respect to the Strategic Latin America Fund.[26]

(d)(17)	Investment Advisory Agreement between the Registrant and Clifford Capital Partners, LLC with respect to the Clifford Capital Partners Fund.[44]

(e)(1)	Principal Underwriter Agreement dated October 1, 2008 between the Registrant and First Dominion Capital Corp.[2]

(e)(2)	Amended and Restated Principal Underwriter Agreement dated October 1, 2008 between the Registrant and First Dominion Capital Corp.[3]

(e)(3)	Schedule B to Amended and Restated Principal Underwriter Agreement dated October 1, 2008 between the Registrant and First Dominion Capital Corp, updated August 2, 2013.[12]

(e)(4)	Schedule B to Amended and Restated Principal Underwriter Agreement dated October 1, 2008 between the Registrant and First Dominion Capital Corp, updated October 11, 2013.[14]

(e)(5)	Schedule B to Amended and Restated Principal Underwriter Agreement dated October 1, 2008 between the Registrant and First Dominion Capital Corp, updated November 26, 2013.[15]

(e)(6)	Schedule B to Amended and Restated Principal Underwriter Agreement dated October 1, 2008 between the Registrant and First Dominion Capital Corp, updated August 15, 2014.[20]

(e)(7)	Schedule B to Amended and Restated Principal Underwriter Agreement dated October 1, 2008 between the Registrant and First Dominion Capital Corp, updated August 15, 2014.[21]

(e)(8)	Schedule B to Amended and Restated Principal Underwriter Agreement dated October 1, 2008 between the Registrant and First Dominion Capital Corp, updated August 15, 2014.[22]

(e)(9)	Schedule B to Amended and Restated Principal Underwriter Agreement dated October 1, 2008 between the Registrant and First Dominion Capital Corp, updated August 15, 2014.[23]

(e)(10)	Schedule B to Amended and Restated Principal Underwriter Agreement dated October 1, 2008 between the Registrant and First Dominion Capital Corp, updated September 19, 2014.[25]

(e)(11)	Schedule B to Amended and Restated Principal Underwriter Agreement dated October 1, 2008 between the Registrant and First Dominion Capital Corp, updated October 31, 2014.[40]

(e)(12)	Schedule B to Amended and Restated Principal Underwriter Agreement dated October 1, 2008 between the Registrant and First Dominion Capital Corp, updated November 10, 2015.[44]

(f)	Not applicable.

(g)(1)	Custody Agreement dated July 30, 2008 between the Registrant and UMB Bank, N.A.[2]

(g)(2)	Amended Appendix B and revised Appendix C to the Custody Agreement, dated June 15, 2008, between the Registrant and UMB Bank, N.A., to include the Union Street Partners Value Fund.[8]

(g)(3)	Amended Appendix B and revised Appendix C to the Custody Agreement, dated June 15, 2008, between the Registrant and UMB Bank, N.A., to include the Perkins Discovery Fund.[15]

(g)(4)	Amended Appendix B and revised Appendix C to the Custody Agreement, dated June 15, 2008, between the Registrant and UMB Bank, N.A., to include the B. Riley Diversified Equity Fund.[15]

(g)(5)
Custodian Agreement dated July 25, 2005 between the Fund’s prior Registrant and Brown Brothers Harriman with respect to Toreador International Fund and the Global Strategic Income Fund (formerly known as the European Equity Fund).[29]

(g)(6)
Novation Agreement dated August 15, 2014 for Custodian Services between the Registrant and Brown Brothers Harriman with respect to Toreador International Fund and the Global Strategic Income Fund (formerly known as the European Equity Fund).[29]

(g)(7)	Amended Appendix B and revised Appendix C to the Custody Agreement, dated August 15, 2014 between the Registrant and UMB Bank, N.A., to include the REMS Real Estate Income 50/50 Fund.[22]

(g)(8)	Amended Appendix B and revised Appendix C to the Custody Agreement, dated August 15, 2014 between the Registrant and UMB Bank, N.A., to include the REMS Real Estate Value-Opportunity Fund.[23]

(g)(9)	Amended Appendix B and revised Appendix C to the Custody Agreement, dated September 19, 2014 between the Registrant and UMB Bank, N.A., to include the Big 4 OneFund.[25]

(g)(10)	Amended Appendix B and revised Appendix C to the Custody Agreement, dated October 31, 2014 between the Registrant and UMB Bank, N.A., to include the Strategic Latin America Fund.[26]

(g)(11)	Custody Agreement between the Registrant and Fifth Third Bank on behalf of certain portfolio series.[40]

(g)(12)	Amended Exhibit A to the Custody Agreement between the Registrant and Fifth Third Bank on behalf of certain portfolio series.[44]

(h)(1)	Administrative Services Agreement dated July 30, 2008 between the Registrant and Commonwealth Shareholder Services, Inc.[3]

(h)(2)	Schedule A to the Administrative Services Agreement.[4]

(h)(3)	Amended and Restated Administrative Services Agreement dated July 30, 2008, as amended and restated between the Registrant and Commonwealth Shareholder Services, Inc.[4]

(h)(4)	Amended and Restated Administrative Services Agreement between the Registrant and Commonwealth Shareholder Services, Inc.[5]

(h)(5)	Schedule A to the Administrative Services Agreement, dated July 30, 2008, between the Registrant and Commonwealth Shareholder Services, Inc., with respect to the Union Street Partners Value Fund.[5]

(h)(6)	Schedule A to the Administrative Services Agreement, dated July 30, 2008, between the Registrant and Commonwealth Shareholder Services, Inc., with respect to the Perkins Discovery Fund.[8]

(h)(7)	Schedule A to the Administrative Services Agreement, dated July 30, 2008, between the Registrant and Commonwealth Shareholder Services, Inc., with respect to the DGHM Funds.[12]

(h)(8)
Schedule A to the Administrative Services Agreement, dated July 30, 2008, between the Registrant and Commonwealth Shareholder Services, Inc., with respect to the REMS International Real Estate Value-Opportunity Fund.[14]

(h)(9)	Schedule A to the Administrative Services Agreement, dated July 30, 2008, between the Registrant and Commonwealth Shareholder Services, Inc., with respect to the B. Riley Diversified Equity Fund.[15]

(h)(10)	Schedule A to the Administrative Services Agreement, dated July 30, 2008, between the Registrant and Commonwealth Shareholder Services, Inc., with respect to the Toreador International Fund.[20]

(h)(11)	Schedule A to the Administrative Services Agreement, dated July 30, 2008, between the Registrant and Commonwealth Shareholder Services, Inc., with respect to the Toreador Core Fund.[44]

(h)(12)	Schedule A to the Administrative Services Agreement, dated July 30, 2008, between the Registrant and Commonwealth Shareholder Services, Inc., with respect to the Toreador Explorer Fund.[44]

(h)(13)
Schedule A to the Administrative Services Agreement, dated July 30, 2008, between the Registrant and Commonwealth Shareholder Services, Inc., with respect to the Global Strategic Income Fund (formerly known as the European Equity Fund).[21]

(h)(14)	Schedule A to the Administrative Services Agreement, dated July 30, 2008, between the Registrant and Commonwealth Shareholder Services, Inc., with respect to the REMS Real Estate Income 50/50 Fund.[22]

(h)(15)
Schedule A to the Administrative Services Agreement, dated July 30, 2008, between the Registrant and Commonwealth Shareholder Services, Inc., with respect to the REMS Real Estate Value-Opportunity Fund.[23]

(h)(16)	Schedule A to the Administrative Services Agreement, dated July 30, 2008, between the Registrant and Commonwealth Shareholder Services, Inc., with respect to the Big 4 OneFund.[25]

(h)(17)	Schedule A to the Administrative Services Agreement, dated July 30, 2008, between the Registrant and Commonwealth Shareholder Services, Inc., with respect to the Strategic Latin America Fund.[26]

(h)(18)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Clifford Capital Partners Fund.[44]

(h)(19)	Transfer Agency and Services Agreement dated October 1, 2008 between the Registrant and Commonwealth Fund Services, Inc.[3]

(h)(20)	Schedule C to the Transfer Agency and Services Agreement dated October 1, 2008 between the Registrant and Commonwealth Fund Services, Inc.[4]

(h)(21)	Amended and Restated Transfer Agency and Services Agreement between the Registrant and Commonwealth Fund Services.[5]

(h)(22)	Schedule C to the Transfer Agency and Services Agreement, dated October 1, 2008, between the Registrant and Commonwealth Fund Services, Inc., with respect to the Union Street Partners Value Fund.[5]

(h)(23)	Schedule C to the Transfer Agency and Services Agreement, dated October 1, 2008, between the Registrant and Commonwealth Fund Services, Inc., with respect to the Perkins Discovery Fund.[8]

(h)(24)	Schedule C to the Transfer Agency and Services Agreement, dated October 1, 2008, between the Registrant and Commonwealth Fund Services, Inc., with respect to the DGHM Funds.[12]

(h)(25)
Schedule C to the Transfer Agency and Services Agreement, dated October 1, 2008, between the Registrant and Commonwealth Fund Services, Inc., with respect to the REMS International Real Estate Value-Opportunity Fund.[14]

(h)(26)	Schedule C to the Transfer Agency and Services Agreement, dated October 1, 2008, between the Registrant and Commonwealth Fund Services, Inc., with respect to the B. Riley Diversified Equity Fund.[15]

(h)(27)	Schedule C to the Transfer Agency and Services Agreement, dated October 1, 2008, between the Registrant and Commonwealth Fund Services, Inc., with respect to the Toreador International Fund.[20]

(h)(28)	Schedule C to the Transfer Agency and Services Agreement, dated October 1, 2008, between the Registrant and Commonwealth Fund Services, Inc., with respect to the Toreador Core Fund.[44]

(h)(29)	Schedule C to the Transfer Agency and Services Agreement, dated October 1, 2008, between the Registrant and Commonwealth Fund Services, Inc., with respect to the Toreador Explorer Fund.[44]

(h)(30)
Schedule C to the Transfer Agency and Services Agreement, dated October 1, 2008, between the Registrant and Commonwealth Fund Services, Inc., with respect to the Global Strategic Income Fund (formerly known as the European Equity Fund).[21]

(h)(31)	Schedule C to the Transfer Agency and Services Agreement, dated October 1, 2008, between the Registrant and Commonwealth Fund Services, Inc., with respect to the REMS Real Estate Income 50/50 Fund.[22]

(h)(32)
Schedule C to the Transfer Agency and Services Agreement, dated October 1, 2008, between the Registrant and Commonwealth Fund Services, Inc., with respect to the REMS Real Estate Value-Opportunity Fund.[23]

(h)(33)	Schedule C to the Transfer Agency and Services Agreement, dated October 1, 2008, between the Registrant and Commonwealth Fund Services, Inc., with respect to the Big 4 OneFund.[25]

(h)(34)	Schedule C to the Transfer Agency and Services Agreement, dated October 1, 2008, between the Registrant and Commonwealth Fund Services, Inc., with respect to the Strategic Latin America Fund.[26]

(h)(35)	Accounting Services Agreement dated July 30, 2008 between the Registrant and Commonwealth Fund Accounting, Inc.[3]

(h)(36)	Schedule A to the Accounting Services Agreement dated July 30, 2008 between the Registrant and Commonwealth Fund Accounting, Inc.[4]

(h)(37)	Amended and Restated Accounting Services Agreement between the Registrant and Commonwealth Fund Accounting, Inc.[5]

(h)(38)	Schedule A to the Accounting Services Agreement, dated August 30, 2008, between the Registrant and Commonwealth Fund Accounting, Inc., with respect to the Union Street Partners Value Fund.[5]

(h)(39)	Schedule A to the Accounting Services Agreement, dated August 30, 2008, between the Registrant and Commonwealth Fund Accounting, Inc., with respect to the Perkins Discovery Fund.[8]

(h)(40)	Schedule A to the Accounting Services Agreement, dated August 30, 2008, between the Registrant and Commonwealth Fund Accounting, Inc., with respect to the DGHM Funds.[12]

(h)(41)	Schedule A to the Accounting Services Agreement, dated August 30, 2008, between the Registrant and Commonwealth Fund Accounting, Inc., with respect to the B. Riley Diversified Equity Fund.[15]

(h)(42)
Accounting Services Agreement dated August 23, 2006 between the prior Fund’s Registrant and Brown Brothers Harriman with respect to Toreador International Fund and the Global Strategic Income Fund (formerly known as the European Equity Fund).[29]

(h)(43)
Novation Agreement dated August 15, 2014 for Accounting Services between the Registrant and Brown Brothers Harriman with respect to Toreador International Fund and the Global Strategic Income Fund (formerly known as the European Equity Fund).[29]

(h)(44)	Schedule A to the Accounting Services Agreement, dated August 30, 2008, between the Registrant and Commonwealth Fund Accounting, Inc., with respect to the Toreador Core Fund.[44]

(h)(45)	Schedule A to the Accounting Services Agreement, dated August 30, 2008, between the Registrant and Commonwealth Fund Accounting, Inc., with respect to the Toreador Explorer Fund.[44]

(h)(46)	Schedule A to the Accounting Services Agreement, dated August 30, 2008, between the Registrant and Commonwealth Fund Accounting, Inc., with respect to the REMS Real Estate Income 50/50 Fund.[22]

(h)(47)	Schedule A to the Accounting Services Agreement, dated August 30, 2008, between the Registrant and Commonwealth Fund Accounting, Inc., with respect to the REMS Real Estate Value-Opportunity Fund.[23]

(h)(48)	Schedule A to the Accounting Services Agreement, dated August 30, 2008, between the Registrant and Commonwealth Fund Accounting, Inc., with respect to the Big 4 OneFund.[25]

(h)(49)	Accounting Services Agreement dated October 31, 2014 between the Registrant and UMB Fund Services, Inc. with respect to Strategic Latin America Fund.[26]

(h)(50)	Expense Limitation Agreement between the Registrant and Union Street Partners, LLC with respect to the Class A Shares and Class C Shares of the Union Street Partners Value Fund. [7]

(h)(51)	Expense Limitation Agreement between the Registrant and McGinn Investment Management, Inc. with respect to the Class A Shares of the Union Street Partners Value Fund.[6]

(h)(52)	Expense Limitation Agreement between the Registrant and Perkins Capital Management, Inc. with respect to shares of the Perkins Discovery Fund.[18]

(h)(53)	Expense Limitation Agreement between the Registrant and Dalton, Greiner, Hartman, Maher & Co., LLC with respect to the DGHM Funds.[44]

(h)(54)	Expense Limitation Agreement between the Registrant and Real Estate Management Services Group, LLC with respect to the REMS International Real Estate Value-Opportunity Fund.[44]

(h)(55)	Expense Limitation Agreement between the Registrant and B. Riley Asset Management, a division of B. Riley Capital Management, LLC with respect to the B. Riley Diversified Equity Fund.[15]

(h)(56)	Expense Limitation Agreement between the Registrant and Toreador Research & Trading, LLC with respect to the Toreador International Fund, Toreador Core and Toreador Explorer Fund.[40]

(h)(57)	Expense Limitation Agreement between the Registrant and Commonwealth Capital Management, LLC with respect to the Global Strategic Income Fund (formerly known as the European Equity Fund).[44]

(h)(58)	Expense Limitation Agreement between the Registrant and Real Estate Management Services, LLC with respect to the REMS Real Estate Income 50/50 Fund.[44]

(h)(59)	Expense Limitation Agreement between the Registrant and Real Estate Management Services, LLC with respect to the REMS Real Estate Value-Opportunity Fund.[44]

(h)(60)	Expense Limitation Agreement between the Registrant and Chicago Partners Investment Group, LLC with respect to the Big 4 OneFund.[25]

(h)(61)	Expense Limitation Agreement between the Registrant and Strategic Asset Management, Ltd. with respect to the Strategic Latin America Fund.[26]

(h)(62)	Shareholder Services Plan dated October 1, 2008.[3]

(h)(63)	Revised Schedule A to the Shareholder Services Plan dated October 1, 2008.[4]

(h)(64)	Amended Schedule A to the Shareholder Services Plan.[5]

(h)(65)	Shareholder Services Plan, dated August 2, 2013, with respect to DGHM V2000 SmallCap Value Fund Investor Class Shares.[12]

(h)(66)	Amended Schedule A to the Shareholder Services Plan with respect to the REMS International Real Estate Value-Opportunity Fund.[14]

(h)(67)	Administrative Services Plan with respect to the Retail Class Shares of the Toreador Core Fund.[40]

(i)(1)	Opinion and Consent of Legal Counsel for Union Street Partners Value Fund.[5]

(i)(2)	Consent of Legal Counsel for Union Street Partners Value Fund.[28]

(i)(3)	Opinion and Consent of Legal Counsel for Perkins Discovery Fund.[9]

(i)(4)	Consent of Legal Counsel for Perkins Discovery Fund.[37]

(i)(5)	Opinion and Consent of Legal Counsel for DGHM Funds.[13]

(i)(6)	Consent of Legal Counsel for DGHM Funds.[36]

(i)(7)	Consent of Legal Counsel for B. Riley Diversified Equity Fund.[29]

(i)(8)	Consent of Legal Counsel for Toreador International Fund and Toreador Core Fund.[40]

(i)(9)	Opinion of Legal Counsel for Toreador International Fund.[28]

(i)(10)	Opinion and Consent of Legal Counsel for Toreador Core Fund.[32]

(i)(11)	Opinion of Legal Counsel for Toreador Core Fund.[32]

(i)(12)	Opinion and Consent of Counsel regarding tax matters for the Toreador Core Fund.[39]

(i)(13)	Opinion and Consent of Legal Counsel for Toreador Explorer Fund.[30]

(i)(14)	Consent of Legal Counsel for the Global Strategic Income Fund (formerly known as the European Equity Fund).[42]

(i)(15)	Opinion of Legal Counsel for the European Equity Fund.[28]

(i)(16)	Opinion and Consent of Legal Counsel for REMS International Real Estate Value-Opportunity Fund.[14]

(i)(17)	Consent of Legal Counsel for REMS International Real Estate Value-Opportunity Fund.[41]

(i)(18)	Opinion and Consent of Legal Counsel for REMS Real Estate Income 50/50 Fund.[22]

(i)(19)	Opinion of Legal Counsel for REMS Real Estate Income 50/50 Fund.[28]

(i)(20)	Opinion and Consent of Legal Counsel for REMS Real Estate Value-Opportunity Fund.[23]

(i)(21)	Opinion of Legal Counsel for REMS Real Estate Value-Opportunity Fund.[28]

(i)(22)	Consent of Legal Counsel for REMS International Real Estate Value-Opportunity Fund, REMS Real Estate Income 50/50 Fund and REMS Real Estate Value-Opportunity Fund.[31]

(i)(23)	Opinion and Consent of Legal Counsel for Big 4 OneFund.[25]

(i)(24)	Opinion and Consent of Legal Counsel for Strategic Latin America Fund.[26]

(i)(25)	Consent of Legal Counsel for Strategic Latin America Fund.[38]

(i)(26)	Opinion and Consent of Legal Counsel for Clifford Capital Partners Fund.[44]

(j)(1)	Consent of independent public accountants for Union Street Partners Value Fund.[28]

(j)(2)	Consent of independent public accountants for Perkins Discovery Fund.[37]

(j)(3)	Consent of independent public accountants for DGHM Funds.[36]

(j)(4)	Consent of independent public accountants for REMS International Real Estate Value-Opportunity Fund, REMS Real Estate Income 50/50 Fund, and REMS Real Estate Value-Opportunity Fund.[32]

(j)(5)	Consent of independent public accountants for REMS International Real Estate Value-Opportunity Fund.[41]

(j)(6)	Consent of independent public accountants for B. Riley Diversified Equity Fund.[29]

(j)(7)	Consent of independent public accountants for Toreador International Fund.[40]

(j)(8)	Consent of independent public accountants for Toreador Core Fund.[40]

(j)(9)	Consent of independent public accountants for the Global Strategic Income Fund (formerly known as the European Equity Fund).[42]

(j)(10)	Consent of independent public accountants for Strategic Latin America Fund.[38]

(k)	Not applicable.

(l)	Not applicable.

(m)(1)	Plans of Distribution Pursuant to Rule 12b-1 dated October 1, 2008, with respect to Class A Shares, Class C Shares and Class P (Platform) Shares.[3]

(m)(2)	Revised Schedule A to the Plans of Distribution Pursuant to Rule 12b-1 dated October 1, 2008, with respect to Class A Shares, Class C Shares and Class P (Platform) Shares.[4]

(m)(3)	Amended Schedule A to the Distribution Plan Pursuant to Rule 12b-1.[26]

(m)(4)	Fixed Compensation Plan pursuant to Rule 12b-1 for Perkins Discovery Fund.[18]

(m)(5)	Distribution Plan Pursuant to Rule 12b-1, dated August 2, 2013, for the Investor Class Shares and Class C Shares of the DGHM Funds.[12]

(m)(6)	Distribution Plan Pursuant to Rule 12b-1, dated November 26, 2013, for the Investor Class Shares of the B. Riley Diversified Equity Fund.[19]

(m)(7)	Distribution Plan Pursuant to Rule 12b-1, dated August 15, 2014, for the Investor Class Shares and Class C Shares of the Toreador International Fund.[20]

(m)(8)	Distribution Plan Pursuant to Rule 12b-1, dated October 31, 2014, for the Investor Class Shares of the Toreador Explorer Fund.[40]

(m)(9)	Distribution Plan Pursuant to Rule 12b-1, dated August 15, 2014, for the Class A Shares and Class C Shares of the Global Strategic Income Fund (formerly known as the European Equity Fund).[21]

(m)(10)	Distribution Plan Pursuant to Rule 12b-1, dated August 15, 2014, for the Platform Class Shares of the REMS Real Estate Income 50/50 Fund.[22]

(m)(11)	Distribution Plan Pursuant to Rule 12b-1, dated August 15, 2014, for the Platform Class Shares of the REMS Real Estate Value-Opportunity Fund.[23]

(m)(12)	Distribution Plan Pursuant to Rule 12b-1, dated May 16, 2014, for the Class A Shares, of the B. Riley Diversified Equity Fund.[19]

(m)(13)	Distribution Plan Pursuant to Rule 12b-1, dated September 19, 2014, for the Investor Class Shares of the Big 4 OneFund.[25]

(m)(14)	Distribution Plan Pursuant to Rule 12b-1, dated October 31, 2014, for the Class A Shares of the Strategic Latin America Fund.[26]

(m)(15)	Distribution Plan Pursuant to Rule 12b-1, dated ___________, 2015, for the Investor Class Shares of the Clifford Capital Partners Fund.[44]

(n)(1)	Rule 18f-3 Multiple Class Plan with respect to Class A Shares and Class C Shares of the Union Street Partners Value Fund.[5]

(n)(2)	Rule 18f-3 Multiple Class Plan with respect to Institutional Class Shares, Investor Class Shares and Class C Shares of the DGHM Funds.[12]

(n)(3)	Rule 18f-3 Multiple Class Plan with respect to Class A Shares, Institutional Class Shares and Investor Class Shares of the B. Riley Diversified Equity Fund.[19]

(n)(4)	Rule 18f-3 Multiple Class Plan with respect to Institutional Class Shares, Class C Shares and Investor Class Shares of the Toreador International Fund.[20]

(n)(5)	Rule 18f-3 Multiple Class Plan with respect to Institutional Class Shares, and Retail Class Shares of the Toreador Core Fund.[44]

(n)(6)	Rule 18f-3 Multiple Class Plan with respect to Institutional Class Shares, and Investor Class Shares of the Toreador Explorer Fund.[40]

(n)(7)	Rule 18f-3 Multiple Class Plan with respect to Class A Shares and Class C Shares of the Global Strategic Income Fund (formerly known as the European Equity Fund).[21]

(n)(8)	Rule 18f-3 Multiple Class Plan with respect to Institutional Class and Platform Class Shares of the REMS Real Estate Income 50/50 Fund.[22]

(n)(9)	Rule 18f-3 Multiple Class Plan with respect to Institutional Class Shares and Platform Class Shares of the REMS Real Estate Value-Opportunity Fund.[23]

(n)(10)	Rule 18f-3 Multiple Class Plan with respect to Investor Class Shares and Institutional Class Shares of the Big 4 OneFund.[25]

(n)(11)	Rule 18f-3 Multiple Class Plan with respect to Investor Class Shares and Institutional Class Shares of the Clifford Capital Partners Fund.[44]

(o)	Reserved.

(p)(1)	Combined Code of Ethics for the Registrant, Commonwealth Capital Management, LLC and First Dominion Capital Corp. (the distributor for the Registrant).[4]

(p)(2)	Code of Ethics for Union Street Partners, LLC.[5]

(p)(3)	Code of Ethics for McGinn Investment Management, Inc.[20]

(p)(4)	Code of Ethics for Perkins Capital Management, Inc.[8]

(p)(5)	Code of Ethics for Real Estate Management Services Group, LLC.[22]

(p)(6)	Code of Ethics for B. Riley Asset Management, a division of B. Riley Capital Management, LLC.[15]

(p)(7)	Code of Ethics for Toreador Research & Trading, LLC.[27]

(p)(8)	Code of Ethics for Commonwealth Capital Management, LLC.[21]

(p)(9)	Code of Ethics for Shikiar Asset Management, Inc.[42]

(p)(10)	Code of Ethics for Dalton, Greiner, Hartman, Maher & Co., LLC.[17]

(p)(11)	Code of Ethics for Chicago Partners Investment Group, LLC.[25]

(p)(12)	Code of Ethics for Strategic Asset Management, Ltd.[26]

(p)(13)	Code of Ethics for Clifford Capital Partners, LLC.[44]

(q)	Powers of Attorney.[36]

1.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on July 8, 2008 (File Nos. 333-148723 and 811-22172).
2.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on August 28, 2008 (File Nos. 333-148723 and 811-22172).
3.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on October 2, 2008 (File Nos. 333-148723 and 811-22172).
4.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on November 25, 2008 (File Nos. 333-148723 and 811-22172).
5.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on December 13, 2010 (File Nos. 333-148723 and 811-22172).

6.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on January 24, 2011 (file Nos. 333-148723 and 811-22172).
7.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on April 7, 2011 (file Nos. 333-148723 and 811-22172).
8.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on August 17, 2012 (file Nos. 333-148723 and 811-22172).
9.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on October 29, 2012 (file Nos. 333-148723 and 811-22172)
10.	Omitted.
11.	Omitted.
12.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on August 9, 2013. (File Nos. 333-148723 and 811-22172).
13.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on October 23, 2013. (File Nos. 333-148723 and 811-22172).
14.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on December 26, 2013. (File Nos. 333-148723 and 811-22172).
15.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on February 10, 2014. (File Nos. 333-148723 and 811-22172).
16.	Omitted.
17.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on June 30, 2014. (File Nos. 333-148723 and 811-22172).
18.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on July 29, 2014. (File Nos. 333-148723 and 811-22172).
19.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on August 1, 2014. (File Nos. 333-148723 and 811-22172).
20.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on August 15, 2014. (File Nos. 333-148723 and 811-22172).
21.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on August 15, 2014. (File Nos. 333-148723 and 811-22172).
22.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on August 15, 2014. (File Nos. 333-148723 and 811-22172).
23.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on August 15, 2014. (File Nos. 333-148723 and 811-22172).
24.	Omitted.
25.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on September 19, 2014. (File Nos. 333-148723 and 811-22172).
26.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on October 31, 2014. (File Nos. 333-148723 and 811-22172).
27.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on December 29, 2014. (File Nos. 333-148723 and 811-22172).
28.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on January 28, 2015. (File Nos. 333-148723 and 811-22172).
29.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on March 31, 2015. (File Nos. 333-148723 and 811-22172).
30.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on April 29, 2015. (File Nos. 333-148723 and 811-22172).
31.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on April 30, 2015. (File Nos. 333-148723 and 811-22172).
32.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on May 8, 2015. (File Nos. 333-148723 and 811-22172).
33.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on May 21, 2015. (File Nos. 333-148723 and 811-22172).
34.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on June 8, 2015. (File Nos. 333-148723 and 811-22172).
35.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on June 23, 2015. (File Nos. 333-148723 and 811-22172).
36.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on June 29, 2015. (File Nos. 333-148723 and 811-22172).
37.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on July 29, 2015. (File Nos. 333-148723 and 811-22172).

38.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on July 29, 2015. (File Nos. 333-148723 and 811-22172).
39.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on August 6, 2015. (File Nos. 333-148723 and 811-22172).
40.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on August 28, 2015. (File Nos. 333-148723 and 811-22172).
41.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on September 16, 2015. (File Nos. 333-148723 and 811-22172).
42.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on September 22, 2015. (File Nos. 333-148723 and 811-22172).
43.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on November 6, 2015. (File Nos. 333-148723 and 811-22172).
44.	To be filed by Amendment.

Item 29. Persons Controlled By or Under Common Control With Registrant

None.

Item 30. Indemnification

See Article VIII, Section 2 of the Registrant’s Agreement and Declaration of Trust and the section titled “Indemnification of Trustees, Officers, Employees and Other Agents” in the Registrant’s By-Laws.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issues.

Item 31. Business and other Connections of the Investment Adviser

The list required by this Item 31 as to any other business, profession, vocation or employment of a substantial nature in which each of the investment advisers and sub-advisers, and each director, officer or partner of such investment advisers or sub-advisers, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee, is incorporated herein by reference to Schedules A and D of each investment adviser’s or sub-adviser’s Form ADV listed opposite such investment adviser’s or sub-adviser’s name below, which is currently on file with the SEC as required by the Investment Advisers Act of 1940, as amended.

Name of Investment Adviser / Sub-Adviser	Form ADV File No.
Union Street Partners, LLC	801-72120
McGinn Investment Management, Inc.	801-40578
Dalton, Greiner, Hartman, Maher & Co., LLC	801-62895
B. Riley Asset Management, a division of B. Riley Capital Management, LLC	801-78852
Real Estate Management Services Group, LLC	801-61061
Commonwealth Capital Management, LLC	801-60040
Shikiar Asset Management, Inc.	801-44062
Toreador Research & Trading, LLC	801-66461
Chicago Partners Investment Group, LLC	801-69500
Strategic Asset Management, Ltd.	801-70903
Clifford Capital Partners, LLC	801-78911

Item 32. Principal Underwriters

a)	First Dominion Capital Corp. also acts as underwriter to The World Funds, Inc.

b)
First Dominion Capital Corp. The information required by this Item 32(b) with respect to each director, officer or partner of FDCC is incorporated herein by reference to Schedule A of Form BD, filed by FDCC with the SEC pursuant to the Securities Exchange Act of 1934, as amended (File No. 8-33719).

c)	Not applicable.

Item 33. Location of Accounts and Records

The accounts, books or other documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are kept in several locations:

a)	Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 (records relating to its function as transfer agent to the Funds).

b)	Commonwealth Shareholder Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 (records relating to its function as administrator to the Funds).

c)	First Dominion Capital Corporation, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 (records relating to its function as distributor to the Funds).

d)	Commonwealth Fund Accounting, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 (records relating to its function as fund accounting agent to the Funds).

e)	Union Street Partners LLC, 1421 Prince Street, Suite 400 Alexandria, VA 22314. (records relating to its function as investment adviser to the Union Street Partners Value Fund).

f)	McGinn Investment Management, Inc., 201 North Union Street, Suite 101, Alexandria, Virginia 22314 (records relating to its function as sub-adviser to the Union Street Partners Value Fund).

g)	Perkins Capital Management, Inc., 730 East Lake Street, Wayzata, MN 55391-1769 (records relating to its function as investment adviser to the Perkins Discovery Fund).

h)	Dalton, Greiner, Hartman, Maher & Co., LLC, 565 Fifth Avenue, Suite 2101, New York, NY 10017 (records relating to its function as the investment adviser to the DGHM Funds).

i)
Real Estate Management Services Group, LLC, 1100 Fifth Avenue, South, Suite 301, Naples, FL 34102-6407 (records relating to its function as the investment adviser to the REMS International Real Estate Value-Opportunity Fund; REMS Real Estate Income 50/50 Fund and REMS Real Estate Value-Opportunity Fund).

j)
B. Riley Asset Management, a division of B. Riley Capital Management, LLC, 11100 Santa Monica Blvd., Suite 800, Los Angeles, California 90025 (records relating to its function as the investment adviser to the B. Riley Diversified Equity Fund).

k)	Toreador Research & Trading, LLC, 7493 N. Ingram Avenue, Suite 104, Fresno, California 93711 (records relating to its function as the investment adviser to the Toreador International Fund).

l)
Commonwealth Capital Management, LLC, 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235 (records relating to its function as the investment adviser to the Global Strategic Income Fund (formerly known as the European Equity Fund)).

m)
Shikiar Asset Management, Inc., 1185 Avenue of the Americas, 18th Floor, New York, New York 10036 (records relating to its function as sub-adviser to the Global Strategic Income Fund (formerly known as the European Equity Fund)).

n)	Chicago Partners Investment Group, LLC, One North Wacker Drive, Suite 4110, Chicago, Illinois 60606 (records relating to its function as the investment adviser to the Big 4 OneFund).

o)	Strategic Asset Management, Ltd., Calle Ayacucho No. 277, La Paz, Bolivia (records relating to its function as the investment adviser to the Strategic Latin America Fund).

Item 34. Management Services

There are no management-related service contracts not discussed in Parts A or B of this Form.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 143 to the Registrant’s Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia on the 18th day of November, 2015.

WORLD FUNDS TRUST

By:	/s/ John Pasco, III

John Pasco, III
Trustee and Chairman

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 143 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ John Pasco, III	Trustee and Chairman	November 18, 2015

*David J. Urban	Trustee	November 18, 2015

*Mary Lou H. Ivey	Trustee	November 18, 2015

*Theo H. Pitt	Trustee	November 18, 2015

/s/ Karen Shupe	Treasurer and Chief Financial Officer	November 18, 2015

*By: Karen M. Shupe

*Attorney-in-fact pursuant to Powers of Attorney